UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23157

Brookfield Real Assets Income Fund Inc.

(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor
New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC
Brookfield Place

225 Liberty Street, 35th Floor
New York, New York 10281

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

2023

ANNUAL REPORT

DECEMBER 31, 2023

Brookfield Real Assets

Income Fund Inc.

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management (as defined below). The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With $22 billion of assets under management as of December 31, 2023, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with $900 billion of assets under management as of December 31, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Real Assets Income Fund Inc. (the "Fund") is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS
Letter to Shareholders	1
Management Discussion of Fund Performance	3
Portfolio Characteristics	8
Schedule of Investments	9
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Statement of Cash Flows	31
Financial Highlights	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	47
Tax Information	48
Compliance Certification	49
Additional Fund Information	50
Information Concerning Directors and Officers	140
Dividend Reinvestment Plan	143
Joint Notice of Privacy Policy	144

This report is for shareholder information. This is not a Prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Brookfield Real Assets Income Fund Inc. (the "Fund") for the year ended December 31, 2023.

Global equities and bonds rallied in 2023, after both posted double-digit losses the prior year. The MSCI World Index rose 24.42% and the Barclays Global Aggregate Index returned 5.72% in 2023. In the U.S., large cap stocks, as measured by the S&P 500 Index, gained 26.29%. The 10-year U.S. Treasury yield hit an intra-year closing high of 4.98% in October, but quickly reversed course the remainder of the year amid expectations quantitative tightening measures were close to ending. At December 31, 2023, the 10-year U.S. Treasury yield closed at 3.88%, essentially unchanged from the start of the year. Within commodities, the Bloomberg Commodity Index lost 7.91%, driven largely by oil weakness.

Real asset equities faced headwinds for much of 2023. Tighter monetary policy hampered sentiment for many real estate and infrastructure sectors with longer-duration cash flows. Additionally, elevated input costs and supply chain constraints continued to take a toll on sectors tied to the energy transition. Sentiment shifted quickly in the fourth quarter on optimism that input costs began to roll over and interest rates had peaked. Infrastructure and real estate indexes rallied during the quarter to post positive returns for the year. Some of the more economically sensitive sectors within infrastructure (energy and airports, for example), posted the strongest returns in 2023. And within real estate, both data centers and hotels each returned more than 25% during the period.

In debt markets, real asset investment-grade securities performed roughly in-line with broad-market counterparts, while real asset high yield underperformed its broad-market counterparts modestly. CCC-rated bonds outperformed higher rated segments, while longer duration bonds rebounded during the fourth quarter.

Despite the fourth-quarter rally, we maintain our belief that real asset securities remain well-positioned to generate positive returns. Recent data suggest that inflation is beginning to moderate, which should translate into interest rates returning to a normalized, long-term range. We think this bodes well for real assets securities, which historically tend to perform quite strongly relative to global equities following rate peaks.

At Brookfield, we highlight that the assets in which we invest live at the epicenter of several decades-long megatrends, namely: Decarbonization, Deglobalization and Digitization. Trillions of dollars will be deployed as these trends play out; and across our funds we seek to uncover the highest quality listed equity and debt investment opportunities that stand to benefit from these secular shifts.

Our investment teams see a great amount of opportunity today as we settle into a more normalized macro backdrop. By that, we mean an investment environment driven more by fundamentals, rather than multiple expansion and contraction in response to the direction of monetary policy.

Of course, interest rates are the foundation of how our assets are financed; and the anchor by which we begin to discount future cash flows. However, we think secular demand trends, earnings growth and valuations have returned to center stage. We think our assets are well positioned from this standpoint and we are focused on constructing the highest quality portfolios to generate returns and preserve investor capital.

In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund's audited financial statements and schedule of investments as of December 31, 2023.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

2023 Annual Report

LETTER TO SHAREHOLDERS (continued)

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Real Assets Income Fund Inc.	Brookfield Public Securities Group LLC

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2023, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC provides filing administration for the Brookfield Real Assets Income Fund Inc.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2023, Brookfield Real Assets Income Fund Inc. (NYSE: RA) had a total return based on net asset value (NAV) of 10.52% and a total return based on market price of (8.48)% (total returns assume the reinvestment of dividends and are exclusive of brokerage commissions). Based on the NYSE closing price of $12.81 on December 31, 2023, the Fund's shares had a distribution rate of 11.05% for the year.1

In October 2023, the Fund reset its monthly distribution from $0.1990 per share to $0.1180 per share. Brookfield Public Securities Group LLC ("PSG"), the Fund's investment adviser, believes this adjusted distribution will benefit stockholders as it closely aligns the Fund's distribution with the Fund's expected total return, which PSG believes should support sustainable earnings and distribution coverage. The Fund's investment objective, strategy and process have not changed.

In terms of total return for the year 2023, the Fund's energy midstream equities, preferred sleeves, real asset high yield, securitized credit, infrastructure equities and real estate equities all contributed to returns, slightly offset by negative returns in renewable equities.2 In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.

REAL ASSET HIGH YIELD

The Fund's allocations to real asset high yield returned 12.14%.

Fixed-income performance was strong in 2023. Broad high yield returned 13.54%, as measured by the ICE BofA U.S. High Yield Index, with real asset high yield underperforming modestly compared to its broad-market counterpart. The 10-year U.S. Treasury rose to 5.0% in mid-October before declining to end 2023 at 3.9%, unchanged relative to the prior year-end.

Default activity remained elevated through the year reaching $83.7 billion3. Our analysis indicates just 19.4% of this default activity was within real asset sectors, despite those sectors accounting for approximately 47% of the ICE BofA U.S. High Yield Index debt outstanding. Additionally, while many headlines have highlighted defaults within private real estate debt markets, issuers of corporate bonds within the real estate sector overall have demonstrated resiliency in their ability to access capital markets to manage their balance sheets, with investment grade REITs issuing approximately $20 billion of unsecured bonds in 20234.

We believe issuers within real asset sectors may be better positioned than their non-real asset counterparts for a longer period of high interest rates. This is because of their large amount of fixed rate debt and relatively lower maturities over the next five years.

Spreads within high yield remain near their long-term averages. However, we believe real asset high yield, particularly within the BB-rated segment, is relatively attractive after adjusting for projected credit losses during a potential period of elevated default rates. Within our portfolio, we continue to favor infrastructure debt as well as higher-quality debt.

SECURITIZED CREDIT

The Fund's allocations to residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) returned 8.48% and 6.85%, respectively.

The Fund's RMBS exposure is principally floating rate, legacy securities issued prior to the Global Financial Crisis. As these securities continue to mature, we are actively reinvesting into wider trading, new issue opportunities. While the residential market broadly faces affordability challenges, we believe our holdings will not experience high default rates. The majority of the portfolio is represented by borrowers which have been in their mortgages since 2007 and fundamentals within the existing home market are still healthy as inventory of homes for sale is still near historic lows Additionally, we believe higher rates on new mortgages may keep borrowers with lower rates on existing mortgages reluctant to sell, further limiting inventory.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Within CMBS, our allocation remains focused primarily on floating rate, single asset-single borrower securities and commercial real estate collateralized loan obligations (CRE CLOs), along with a modest amount in commercial real estate private loans. We continue to favor COVID beneficiaries and reopening beneficiaries. We are constructive on multifamily and logistics, despite their sensitivity to longer term interest rates given tight capitalization rates. We are also constructive on select hospitality securities that offer attractive risk-adjusted value. Finally, we find certain CRE CLOs with healthy exposure to multifamily and strong sponsors attractive. We remain hesitant on the office sector and are keeping the Fund's exposure quite limited.

INFRASTRUCTURE EQUITIES

The Fund's allocations to infrastructure equities and renewables equities returned +4.78% and -1.52%, respectively, while energy midstream equities returned +23.15%.

Listed infrastructure equities underperformed for much of 2023, before staging a significant rally in the fourth quarter. The FTSE Global Core Infrastructure 50/50 Index gained 11.11% in the fourth quarter, bringing the year-to-date return to the index positive at 3.10%. Weakness for much of the year can largely be attributed to sectors that are more interest rate sensitive, notably communications, utilities and renewables/electric generation companies. Persistently elevated rates, higher costs of capital and supply chain issues hindered sentiment among these stocks for much of 2023. However, these sectors staged a meaningful recovery in the fourth quarter as the rate environment appeared to have peaked, and input costs began to roll over. Some of the more economically sensitive sectors within infrastructure posted the strongest gains in 2023. U.S. midstream energy (as measured by the Alerian Midstream Energy Index) and global airport stocks posted double-digit gains for the year.5

Recent data suggest that inflation is beginning to moderate, which should translate to interest rates returning to a normalized, long-term range. We think this bodes well for infrastructure stocks, which historically tend to perform quite strongly relative to global equities following rate peaks.

•  Utilities: While rates seem a negative catalyst that drove underperformance in 2023, there are additional factors to consider. We are focused on the best security-specific opportunities, with a focus on dynamics around customer bill affordability, cadence of spending on decarbonization initiatives, and companies' balance sheet management. Within the renewables sector, we think positive sentiment is beginning to permeate back into stock prices amidst an improving fundamental backdrop. Economics for new projects have improved as input costs have come down and supply chain headwinds are starting to subside.

•  Transports: Passenger traffic continues to rebound; some of the world's largest airports continue to increase forecasts as travel demand remains strong. Key toll road traffic shows strong recovery as well. Rail volumes remain somewhat flat; and margins have eroded due to rising costs, so we remain somewhat cautious given the economic backdrop.

•  Communications: We believe asset values should benefit from a moderate interest rate environment. While capital spending among carriers has slowed, U.S. mobile data demand remains quite strong. Coupled with limited new supply of towers, net operating income growth should remain steady in 2024. The valuation reset in tower stocks in 2023 created what we believe are compelling entry points for select companies.

•  Energy Infrastructure: We remain focused on natural gas, given the structural need for North American supply to counteract lack of supply from Russia to key developed markets. We think this presents a compelling opportunity, particularly with the European dual mandate of security of supply and decarbonization.

REAL ESTATE EQUITIES

The Fund's allocation to real estate equities returned 2.23%.

After facing headwinds for much of 2023, global real estate securities posted meaningful gains in the fourth quarter of 2023. On the heels of central bank messaging that monetary policy tightening may have peaked, the entire sector

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

staged a meaningful rally in November and December. The FTSE EPRA Nareit Developed Index returned 15.59% during the three-month period, bringing the index positive for the year at 10.85%. For the year, data centers and hotels were standout performers, each gaining more than 25%. Conversely, office landlords and diversified companies with office portfolios continued to struggle amid fundamental headwinds.

Recent data suggests that inflation is beginning to moderate, which should translate to interest rates returning to a normalized, long-term range. We think real estate is well positioned in a moderating or falling-rate environment. However, as monetary policy normalizes, we believe fundamentals—namely earnings growth and valuations—will return to center stage as market drivers. Despite the recent rally, we think global real estate remains well positioned to produce strong returns. Fundamentals across most property types remain strong. But given the slower macro growth outlook, we prefer a focus on needs based real estate over sectors that could be impacted more by a slowing economy.

If transaction activity picks up in 2024, REITs could be in a good position to take advantage of price dislocations. REIT balance sheets have low levels of leverage; and many locked in long-dated debt at low interest rates. As motivated sellers of high-quality assets emerge, well capitalized REITs can take advantage of capital markets.

In the U.S., we currently favor industrial and net lease landlords. Within retail, we maintain a preference for shopping centers, which we believe could be more defensive and are expected to provide better growth. We have an improving view of the self storage sector, as we believe sentiment could be too negative relative to the fundamental outlook. We also maintain a level of caution within office broadly. If price discovery unfolds, we think lower quality valuations could fall further, but high-quality assets in attractive markets can present opportunity. We maintain a level of caution in Asia Pacific, largely driven by China's slowing economy and related challenges in its property sector. In Hong Kong, we have repositioned holdings for what we believe to be an improved beta-adjusted, risk/return profile. We are starting to see more opportunities across Europe broadly, particularly among residential, retail and industrial landlords, as well as select non-index exposure to communications infrastructure companies.

OVERALL OUTLOOK

We expect growth to slow in 2024. While inflation has trended lower, we believe central banks will hold rates at restrictive levels to ensure that inflation doesn't reaccelerate. As a result, we are defensively positioned within our portfolio, with significant positions in real asset high yield and securitized credit. Elevated Treasury yields continue to make real asset debt attractive on a risk-adjusted basis.

Within equities, we continue to favor infrastructure over real estate due to infrastructure's potential outperformance in down markets and tighter inflation linkage. We also see tailwinds for energy midstream equities, which we believe should benefit from the global push for energy security. Within real estate, lingering concerns around financing and broad negative sentiment around commercial real estate remain. However, if interest rates stabilize over the course of 2024, it may be a year of price discovery for real estate, and we expect investment opportunities to emerge in some subsectors that serve essential needs.

1 Distribution rate is calculated by dividing the last distribution per share (annualized) by the market price. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. Total returns do not reflect the deduction of management fees and other fund expenses. If management fees and other expenses had been included, returns would be reduced. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2023, 64.83% of the Fund's distributions are a return of capital.

2 Performance figures are stated gross of fees

3 JP Morgan Default Monitor

4 Bloomberg Finance L.P.

5 Sector performance represented by sector returns of the Dow Jones Brookfield Global Infrastructure Index.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2023	1 Year	5 Years	Since Inception*
Brookfield Real Assets Income Fund Inc. - Based on Net Asset Value	10.52%	4.74%	4.45%
Brookfield Real Assets Income Fund Inc. - Based on Market Price	(8.48)%	4.93%	4.30%
ICE BofA U.S. High Yield Index	13.54%	5.24%	4.67%

*  Inception date of December 2, 2016.

The graph below illustrates a hypothetical investment of $10,000 in the Fund—based on market price from the commencement of investment operations on December 5, 2016 to December 31, 2023 compared to the ICE BofAML U.S. High Yield Index.

The table and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Disclosure

Past performance is no guarantee of future results.

All returns shown in USD.

ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund's Prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund's net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund's common stock, among others.

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the Fund's investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade ("high yield" or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Portfolio Characteristics (Unaudited)

December 31, 2023

PORTFOLIO STATISTICS
Annualized distribution rate[1]	11.05%
Weighted average coupon	5.32%
Weighted average life	2.95 years
Percentage of leveraged assets	16.86%
Total number of holdings	493
ASSET BY COUPON TYPE DISTRIBUTION[2]
Corporate Credit
— Real Estate	17.8%
— Infrastructure	31.6%
— Natural Resources	9.4%
Total Corporate Credit	58.8%
Securitized Credit
— Residential Mortgage-Backed Securities	22.0%
— Commercial Mortgage-Backed Securities	10.4%
— Other	1.1%
Total Securitized Credit	33.5%
Equities
— Real Estate	0.6%
— Infrastructure	2.6%
— Natural Resources	0.1%
Total Equities	3.3%
Money Market Fund	4.4%
Total	100.0%
FIXED INCOME ASSETS BY CREDIT RATING[3]
BBB and Above	22.8%
BB	36.6%
B	14.6%
CCC and Below	5.9%
Unrated	20.1%
Total	100.0%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the December 31, 2023 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2023, 64.83% of its distributions are estimated to be a return of capital.

2 Percentages are based on total market value of investments.

3 Percentages are based on total market value of fixed income securities.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments

December 31, 2023

	Principal Amount	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.2%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association 6.85%, 1997-79, Class PL, 12/18/27	$20,876	$21,201
U.S. Government Agency Pass-Through Certificates – 0.2%
Federal Home Loan Mortgage Corporation 7.00%, Pool C69047, 06/01/32	119,924	126,381
8.00%, Pool C56878, 08/01/31	31,276	32,456
8.00%, Pool C59641, 10/01/31	26,322	27,329
8.50%, Pool C55167, 07/01/31	30,246	31,194
8.50%, Pool C55169, 07/01/31	37,753	39,494
Federal National Mortgage Association 7.00%, Pool 645913, 06/01/32	117,520	123,132
7.00%, Pool 645912, 06/01/32	114,593	120,298
7.00%, Pool 650131, 07/01/32	124,230	130,893
7.50%, Pool 827853, 10/01/29	5,810	5,767
7.50%, Pool 545990, 04/01/31	86,425	89,356
7.50%, Pool 255053, 12/01/33	36,773	39,217
7.50%, Pool 735576, 11/01/34	82,709	86,824
7.50%, Pool 896391, 06/01/36	70,549	73,371
8.00%, Pool 735800, 01/01/35	107,230	116,186
8.50%, Pool 636449, 04/01/32	108,189	116,172
8.61%, Pool 458132, 03/15/31	1,761	1,756
9.00%, Pool 545436, 10/01/31	89,750	98,217
Total U.S. Government Agency Pass-Through Certificates		1,258,043
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,225,906)		1,279,244
SECURITIZED CREDIT – 40.0%
Commercial Mortgage-Backed Securities – 10.2%
ACAM Ltd. 8.22%, 2019-FL1, Class D (CME Term SOFR 1 Month + 2.86%), 11/17/34 (a),(b),(c)	1,902,000	1,882,207
8.47%, 2019-FL1, Class E (CME Term SOFR 1 Month + 3.11%), 11/17/34 (a),(b),(c)	2,098,000	2,045,038
BAMLL Commercial Mortgage Securities Trust 10.48%, 2021-JACX, Class F (CME Term SOFR 1 Month + 5.11%), 09/15/38 (a),(c)	5,000,000	4,093,646
BBCMS Mortgage Trust 10.28%, 2021-AGW, Class G (CME Term SOFR 1 Month + 4.91%), 06/15/36 (a),(c)	4,000,000	3,328,746
BBCMS Trust 8.48%, 2018-BXH, Class F (CME Term SOFR 1 Month + 3.12%), 10/15/37 (a),(c)	3,000,000	2,852,873
Beast Mortgage Trust 9.93%, 2021-1818, Class F (CME Term SOFR 1 Month + 4.56%), 03/15/36 (a),(c)	1,250,000	725,745
Benchmark Mortgage Trust 3.10%, 2018-B6, Class E, 10/10/51 (a)	2,000,000	876,905
BWAY Mortgage Trust 4.87%, 2022-26BW, Class E, 02/10/44 (a),(b)	3,000,000	1,929,552
BX Trust 7.72%, 2021-ARIA, Class E (CME Term SOFR 1 Month + 2.36%), 10/15/36 (a),(c)	1,000,000	939,052
9.51%, 2021-SDMF, Class J (CME Term SOFR 1 Month + 4.15%), 09/15/34 (a),(c)	4,796,009	4,395,992
CGDB Commercial Mortgage Trust 8.47%, 2019-MOB, Class G (CME Term SOFR 1 Month + 3.11%), 11/15/36 (a),(c)	2,441,000	2,275,499
Citigroup Commercial Mortgage Trust 10.13%, 2021-KEYS, Class G (CME Term SOFR 1 Month + 4.76%), 10/15/36 (a),(c)	3,500,000	3,392,911

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
CLNC Ltd. 8.67%, 2019-FL1, Class E (CME Term SOFR 1 Month + 3.31%), 08/20/35 (a),(b),(c)	$3,000,000	$2,858,425
European Loan Conduit 6.24%, 36A, Class C (3 Month EURIBOR + 2.25%), 02/17/30 (a),(b),(c)	€917,367	985,672
Federal Home Loan Mortgage Corp. 4.33%, K-152, Class X3, 11/25/55	$5,250,000	1,337,285
FS Rialto 7.97%, 2019-FL1, Class C (CME Term SOFR 1 Month + 2.61%), 12/16/36 (a),(b),(c)	2,000,000	1,966,044
GS Mortgage Securities Corp. II 6.18%, 2021-RENT, Class A (CME Term SOFR 1 Month + 0.81%), 11/21/35 (a),(c)	899,787	897,518
GS Mortgage Securities Trust 2.45%, 2020-GC47, Class F, 05/12/53 (a)	3,500,000	1,727,521
Hilton USA Trust 4.12%, 2016-SFP, Class C, 11/05/35 (a)	581,000	316,645
4.19%, 2016-HHV, Class E, 11/05/38 (a)	11,000,000	10,157,742
4.93%, 2016-SFP, Class D, 11/05/35 (a)	1,929,000	968,127
5.52%, 2016-SFP, Class E, 11/05/35 (a)	1,300,000	132,028
JP Morgan Chase Commercial Mortgage Securities Trust 6.35%, 2007-LD12, Class AJ, 02/15/51	30,701	29,889
6.83%, 2008-C2, Class AM, 02/12/51 (d)	4,900,304	2,507,958
9.74%, 2021-HTL5, Class F (CME Term SOFR 1 Month + 4.38%), 11/15/38 (a),(c)	3,201,000	3,064,905
10.33%, 2021-1440, Class F (CME Term SOFR 1 Month + 4.96%), 03/15/36 (a),(c),(e)	2,586,000	2,071,645
KIND Trust 8.73%, 2021-KIND, Class E (CME Term SOFR 1 Month + 3.36%), 08/15/38 (a),(c)	1,489,237	1,421,490
9.43%, 2021-KIND, Class F (CME Term SOFR 1 Month + 4.06%), 08/15/38 (a),(c)	3,049,957	2,775,140
Last Mile Securities 8.99%, 2021-1A, Class F (3 Month EURIBOR + 5.00%), 08/17/31 (a),(b),(c)	€2,037,581	2,072,801
Morgan Stanley Capital I Trust 2.73%, 2017-HR2, Class D, 12/15/50	$3,000,000	2,164,324
Taurus CMBS 7.57%, 2021-UK5, Class E (SONIA + 2.35%), 05/17/31 (b),(c)	£861,000	1,031,125
TPG Real Estate Finance Issuer Ltd. 9.83%, 2021-FL4, Class E (CME Term SOFR 1 Month + 4.46%), 03/15/38 (a),(b),(c)	$4,000,000	3,671,856
TTAN 9.68%, 2021-MHC, Class G (CME Term SOFR 1 Month + 4.31%), 03/15/38 (a),(c)	4,289,866	4,026,794
VMC Finance LLC 8.97%, 2021-FL4, Class D (CME Term SOFR 1 Month + 3.61%), 06/16/36 (a),(c)	893,000	823,363
9.42%, 2021-FL4, Class E (CME Term SOFR 1 Month + 4.06%), 06/16/36 (a),(c)	3,107,000	2,704,220
9.97%, 2021-HT1, Class B (CME Term SOFR 1 Month + 4.61%), 01/18/37 (a),(c)	5,000,000	4,745,697
Wachovia Bank Commercial Mortgage Trust 5.79%, 2006-C28, Class E, 10/15/48	1,134,160	1,130,423
Total Commercial Mortgage-Backed Securities		84,326,803
Commercial Real Estate – 2.0%
111 Wall Street 14.72% (1 Month US LIBOR + 9.25%), 07/01/25, (Acquired 6/9/2021 – 10/12/2023, cost $4,598,498) (c),(e),(m)	4,607,206	3,776,527
125 West End Office Mezz LLC 15.97% (CME Term SOFR 1 Month + 10.50%), 04/09/26, (Acquired 3/11/2021 – 11/30/2023, cost $3,051,164) (c),(e),(m)	3,076,925	3,076,925
575 Lexington Junior Mezz 30.36% (1 Month US LIBOR + 25.00%), 06/18/25, (Acquired 3/17/2021 – 7/11/2022, cost $4,816,570) (c),(e),(f),(m)	4,824,484	4,392,963

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
575 Lexington Senior Mezz 10.75%, 06/18/25, (Acquired 9/20/2023 – 12/20/2023, cost $799,450) (e),(m)	$799,450	$799,450
Hyatt Lost Pines 11.96% (CME Term SOFR 1 Month + 6.70%), 09/09/24, (Acquired 9/17/2021, cost $4,993,669) (c),(e),(m)	5,000,000	5,000,000
Total Commercial Real Estate		17,045,865
Interest-Only Securities – 0.3%
Government National Mortgage Association 0.41%, 2010-132, Class IO, 11/16/52	184,012	469
JP Morgan Mortgage Trust 0.23%, 2021-INV1, Class AX1, 10/25/51 (a)	45,272,068	481,559
0.25%, 2014-5, Class AX4, 10/25/29 (a)	1,871,509	5,256
0.25%, 2015-4, Class 2X1, 06/25/45 (a)	36,144,338	273,685
Mello Mortgage Capital Acceptance 0.11%, 2021-INV1, Class AX1, 06/25/51 (a)	48,337,820	256,205
Morgan Stanley Capital I Trust 1.25%, 2016-UBS9, Class XE, 03/15/49 (a)	14,999,000	350,735
Vendee Mortgage Trust 0.00%, 1997-2, Class IO, 06/15/27	1,531,489	1
Voyager CNTYW Delaware Trust 44.32%, 2009-1, Class 3QB1, 03/16/30 (a)	888,737	842,650
Total Interest-Only Securities		2,210,560
Other – 1.1%
Lehman ABS Manufactured Housing Contract Trust 6.63%, 2001-B, Class M1, 04/15/40	2,818,983	2,772,506
Mid-State Trust X 7.54%, 10, Class B, 02/15/36	1,266,711	1,269,310
Oakwood Mortgage Investors, Inc. 6.81%, 2001-E, Class A4, 12/15/31	2,423,825	2,351,811
6.93%, 2001-D, Class A4, 09/15/31	471,060	245,054
Progress Residential Trust 4.50%, 2023-SFR2, Class D, 10/17/28 (a)	2,500,000	2,304,600
Total Other		8,943,281
Residential Mortgage-Backed Securities – 26.4%
Alternative Loan Trust 0.00%, 2006-41CB, Class 1A14 (CME Term SOFR 1 Month + 5.24%), 01/25/37 (c),(g)	6,338,184	676,156
4.04%, 2005-84, Class 2A1, 02/25/36	9,026,144	8,353,739
5.50%, 2005-10CB, Class 1A1 (CME Term SOFR 1 Month + 0.61%), 05/25/35 (c)	1,226,279	932,747
5.75%, 2007-2CB, Class 2A11 (CME Term SOFR 1 Month + 0.51%), 03/25/37 (c)	2,354,174	986,679
5.75%, 2007-12T1, Class A22, 06/25/37	1,676,098	760,258
5.75%, 2007-OA3, Class 1A1 (CME Term SOFR 1 Month + 0.39%), 04/25/47 (c)	5,771,587	5,280,864
5.89%, 2007-HY6, Class A1 (CME Term SOFR 1 Month + 0.53%), 08/25/47 (c)	2,039,286	1,676,985
5.97%, 2007-16CB, Class 4A5 (CME Term SOFR 1 Month + 0.61%), 08/25/37 (c)	3,624,695	2,257,587
6.00%, 2006-19CB, Class A9 (CME Term SOFR 1 Month + 0.81%), 08/25/36 (c)	1,799,955	858,011
6.00%, 2006-29T1, Class 2A5, 10/25/36	1,093,856	632,799
6.00%, 2006-45T1, Class 2A5, 02/25/37	2,008,559	1,095,286
6.50%, 2006-29T1, Class 2A6, 10/25/36	1,716,518	1,042,401
6.52%, 2006-23CB, Class 2A7 (CME Term SOFR 1 Month + 27.94%), 08/25/36 (c),(g)	1,189,683	759,411
5.75%, 2007-15CB, Class A2, 07/25/37 (b)	1,629,917	973,970
23.06%, 2006-29T1, Class 3A3 (CME Term SOFR 1 Month + 77.24%), 10/25/36 (c),(g)	633,327	856,196
6.00%, 2006-41CB, Class 1A7, 01/25/37 (b)	12,390,398	6,625,188

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Bellemeade Re Ltd. 8.49%, 2021-3A, Class M2 (SOFR30A + 3.15%), 09/25/31 (a),(b),(c)	$1,389,000	$1,394,677
BRAVO Residential Funding Trust 5.50%, 2022-NQM3, Class A3, 07/25/62 (a)	1,692,427	1,681,845
7.49%, 2023-NQM5, Class B1, 06/25/63 (a)	1,000,000	960,614
Chase Mortgage Finance Trust 4.11%, 2007-A1, Class 11M1, 03/25/37	1,831,770	1,656,215
4.50%, 2005-A2, Class 3A2, 01/25/36	688,143	598,580
CHL Mortgage Pass-Through Trust 5.50%, 2007-5, Class A29, 05/25/37	163,312	78,708
6.00%, 2004-21, Class A10, 11/25/34	36,462	35,304
6.00%, 2006-20, Class 1A18 (CME Term SOFR 1 Month + 0.76%), 02/25/37 (c)	3,776,899	1,479,333
6.00%, 2007-18, Class 1A1, 11/25/37	188,664	92,126
CHNGE Mortgage Trust 3.99%, 2022-1, Class M1, 01/25/67 (a)	2,700,000	2,215,169
4.55%, 2022-1, Class B1, 01/25/67 (a)	2,500,000	1,893,801
4.62%, 2022-2, Class B1, 03/25/67 (a)	3,000,000	2,133,158
8.27%, 2023-2, Class M1, 06/25/58 (a)	3,500,000	3,436,845
8.43%, 2023-4, Class M1, 09/25/58 (a),(b)	1,641,000	1,579,120
Citicorp Mortgage Securities Trust 6.37%, 2006-5, Class 1A11 (CME Term SOFR 1 Month + 1.01%), 10/25/36 (c)	304,222	247,873
Citigroup Mortgage Loan Trust 4.52%, 2007-AR5, Class 1A2A, 04/25/37	374,479	338,463
6.10%, 2009-8, Class 2A2, 04/25/37 (a)	4,306,108	2,204,454
CWABS Asset-Backed Certificates 3.98%, 2006-13, Class 1AF4, 01/25/37	797,681	753,782
Deephaven Residential Mortgage Trust 4.33%, 2022-2, Class B1, 03/25/67 (a)	3,000,000	2,295,169
Eagle Re Ltd. 9.29%, 2023-1, Class M1B (SOFR30A + 3.95%), 09/26/33 (a),(c)	5,000,000	4,960,501
First Horizon Alternative Mortgage Securities Trust 5.50%, 2005-FA8, Class 1A6 (CME Term SOFR 1 Month + 0.76%), 11/25/35 (c)	1,081,169	459,747
GCAT Trust 5.75%, 2022-NQM4, Class M1, 08/25/67 (a)	250,000	236,388
5.73%, 2022-NQM4, Class A3, 08/25/67 (a),(b),(h)	1,319,444	1,318,896
GMACM Home Equity Loan Trust 6.05%, 2007-HE2, Class A2, 12/25/37	267,184	259,057
6.19%, 2007-HE2, Class A3, 12/25/37	514,708	500,248
5.97%, 2005-HE3, Class A2 (CME Term SOFR 1 Month + 0.61%), 02/25/36 (b),(c)	985,250	929,472
GSAMP Trust 5.77%, 2006-NC2, Class A2C (CME Term SOFR 1 Month + 0.41%), 06/25/36 (c)	446,944	235,580
GSR Mortgage Loan Trust 4.63%, 2006-AR1, Class 2A4, 01/25/36	2,038,421	1,890,671
5.77%, 2007-1F, Class 4A1 (CME Term SOFR 1 Month + 0.41%), 01/25/37 (c)	5,844,281	1,407,251
Home Equity Asset Trust 5.77%, 2006-7, Class 2A3 (CME Term SOFR 1 Month + 0.41%), 01/25/37 (c)	3,575,495	3,095,605
Home RE Ltd. 8.14%, 2021-2, Class M1C (SOFR30A + 2.80%), 01/25/34 (a),(c)	4,647,000	4,660,493
8.59%, 2021-2, Class M2 (SOFR30A + 3.25%), 01/25/34 (a),(c)	5,331,000	5,303,213
Imperial Fund Mortgage Trust 5.39%, 2022-NQM5, Class A1, 08/25/67 (a),(h)	644,615	642,715
6.12%, 2022-NQM5, Class A2, 08/25/67 (a),(h)	429,743	433,412
6.25%, 2022-NQM5, Class M1, 08/25/67 (a),(h)	1,026,000	1,025,074

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Indymac INDA Mortgage Loan Trust 3.54%, 2007-AR1, Class 1A1, 03/25/37	$624,556	$471,521
4.66%, 2007-AR3, Class 1A1, 07/25/37	1,534,050	1,305,537
Irwin Home Equity Loan Trust 6.27%, 2006-1, Class 2A3, 09/25/35 (a),(h)	261,700	260,165
JP Morgan Mortgage Trust 4.15%, 2007-A2, Class 3A2, 04/25/37	3,705,574	2,977,574
4.75%, 2003-A1, Class B4, 10/25/33, (Acquired 10/29/2004, cost $81,016) (i)	82,607	72,773
5.31%, 2003-A2, Class B4, 11/25/33, (Acquired 10/29/2004, cost $63,076) (i)	73,205	1
2.98%, 2021-INV1, Class B5, 10/25/51 (a),(b)	827,000	275,350
7.84%, 2023-HE3, Class M2 (SOFR30A + 2.50%), 05/25/54 (a),(c)	1,695,000	1,695,000
JPMorgan Chase Bank NA 6.64%, 2021-CL1, Class M1 (SOFR30A + 1.30%), 03/25/51 (a),(c)	458,376	437,865
6.89%, 2021-CL1, Class M2 (SOFR30A + 1.55%), 03/25/51 (a),(c)	153,761	145,981
8.82%, 2020-CL1, Class M3 (CME Term SOFR 1 Month + 3.46%), 10/25/57 (a),(c)	161,169	162,623
9.82%, 2020-CL1, Class M4 (CME Term SOFR 1 Month + 4.46%), 10/25/57 (a),(c)	185,252	187,206
MASTR Asset Backed Securities Trust 5.67%, 2006-NC3, Class A3 (CME Term SOFR 1 Month + 0.31%), 10/25/36 (c)	2,597,680	1,250,038
5.79%, 2006-NC3, Class A4 (CME Term SOFR 1 Month + 0.43%), 10/25/36 (c)	4,382,607	2,109,562
5.95%, 2006-NC2, Class A5 (CME Term SOFR 1 Month + 0.59%), 08/25/36 (c)	369,303	137,996
Mello Mortgage Capital Acceptance 2.79%, 2021-INV1, Class B6, 06/25/51 (a)	352,021	107,968
2.96%, 2021-INV1, Class B4, 06/25/51 (a),(b)	610,522	372,868
MFA Trust 3.29%, 2021-INV1, Class B1, 01/25/56 (a)	700,000	608,398
New Residential Mortgage Loan Trust 8.09%, 2022-RTL1, Class A1V (SOFR30A + 2.75%), 12/25/26 (a),(c)	2,000,000	2,000,221
NewRez Warehouse Securitization Trust 8.72%, 2021-1, Class E (CME Term SOFR 1 Month + 3.36%), 05/25/55 (a),(c)	866,667	865,539
Nomura Resecuritization Trust 2.23%, 2014-1R, Class 2A11 (CME Term SOFR 1 Month + 0.24%), 02/26/37 (a),(c)	22,122,355	15,966,080
3.83%, 2015-11R, Class 4A5, 06/26/37 (a)	2,896,326	2,444,263
4.44%, 2015-1R, Class 3A7, 03/26/37 (a)	4,162,080	2,543,239
5.67%, 2015-1R, Class 4A7, 12/26/37 (a)	1,105,247	991,380
NRZ Excess Spread-Collateralized Notes 2.98%, 2021-FNT1, Class A, 03/25/26 (a)	194,167	180,364
3.10%, 2021-FHT1, Class A, 07/25/26 (a)	737,663	682,953
3.23%, 2021-FNT2, Class A, 05/25/26 (a)	399,788	371,788
4.21%, 2020-FHT1, Class A, 11/25/25 (a)	795,417	756,221
Oaktown Re Ltd. 8.00%, 2019-1A, Class M2 (SOFR30A + 2.66%), 07/25/29 (a),(c)	2,084,000	2,080,604
8.69%, 2021-2, Class M1C (SOFR30A + 3.35%), 04/25/34 (a),(c)	3,769,000	3,827,976
Option One Mortgage Loan Trust 5.66%, 2007-FXD1, Class 3A6, 01/25/37 (h)	138,472	126,469
PRKCM Trust 7.09%, 2023-AFC2, Class A3, 06/25/58 (a)	3,623,009	3,637,836
7.63%, 2023-AFC1, Class B1, 02/25/58 (a)	1,000,000	965,938
7.88%, 2023-AFC2, Class M1, 06/25/58 (a)	750,000	765,363
7.91%, 2023-AFC3, Class B1, 09/25/58 (a)	2,500,000	2,433,743
8.24%, 2023-AFC2, Class B1, 06/25/58 (a)	1,000,000	982,948

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Progress Residential Trust 3.93%, 2019-SFR4, Class G, 10/17/36 (a)	$2,000,000	$1,944,561
PRPM LLC 1.79%, 2021-5, Class A1, 06/25/26 (a),(h)	674,606	646,422
1.87%, 2021-3, Class A1, 04/25/26 (a),(h)	331,326	311,693
2.12%, 2021-1, Class A1, 01/25/26 (a)	2,988,818	2,858,592
2.12%, 2021-2, Class A1, 03/25/26 (a)	2,492,110	2,373,822
3.72%, 2021-1, Class A2, 01/25/26 (a)	2,000,000	1,905,138
3.72%, 2022-1, Class A1, 02/25/27 (a),(h)	1,140,083	1,098,998
3.72%, 2021-5, Class A2, 06/25/26 (a),(h)	2,500,000	2,350,691
3.77%, 2021-2, Class A2, 03/25/26 (a)	1,935,000	1,844,019
4.83%, 2021-10, Class A2, 10/25/26 (a),(h)	3,000,000	2,835,456
5.00%, 2022-2, Class A1, 03/25/27 (a),(h)	2,412,905	2,349,648
5.36%, 2020-6, Class A1, 11/25/25 (a),(h)	492,007	483,397
6.29%, 2022-1, Class A2, 02/25/27 (a),(h)	500,000	478,610
7.70%, 2020-6, Class A2, 11/25/25 (a),(h)	1,355,291	1,284,654
Radnor RE Ltd. 7.04%, 2021-1, Class M1B (SOFR30A + 1.70%), 12/27/33 (a),(c)	175,618	175,183
8.49%, 2021-1, Class M2 (SOFR30A + 3.15%), 12/27/33 (a),(c)	1,443,000	1,444,581
RALI Trust 5.79%, 2007-QO3, Class A1 (CME Term SOFR 1 Month + 0.43%), 03/25/47 (c)	1,065,525	958,348
5.86%, 2006-QO7, Class 2A1 (12 Month US Treasury Average + 0.85%), 09/25/46 (c)	5,271,553	4,266,483
6.00%, 2006-QS3, Class 1A10, 03/25/36	1,499,446	1,290,034
10.13%, 2006-QS14, Class A30 (CME Term SOFR 1 Month + 79.76%), 11/25/36 (c),(g)	47,751	80,567
RFMSI Trust 5.50%, 2007-S3, Class 1A5, 03/25/37	1,151,207	830,945
Rithm Capital Corp. 5.44%, 2020-FNT1, Class A, 06/25/25 (a)	917,823	892,839
Santander Holdings USA, Inc. 9.49%, 2023-MTG1, Class M1 (SOFR30A + 4.15%), 02/26/52 (a),(c)	5,497,482	5,840,265
Seasoned Credit Risk Transfer Trust 4.25%, 2021-1, Class M, 09/25/60 (a)	2,000,000	1,800,207
4.50%, 2019-4, Class M, 02/25/59 (a)	1,617,000	1,368,142
4.50%, 2022-1, Class M, 11/25/61 (a)	3,000,000	2,369,951
Securitized Asset Backed Receivables LLC Trust 5.77%, 2006-NC3, Class A2B (CME Term SOFR 1 Month + 0.41%), 09/25/36 (c)	5,281,526	1,771,966
5.77%, 2007-NC1, Class A2B (CME Term SOFR 1 Month + 0.41%), 12/25/36 (c)	3,270,641	1,680,257
STAR Trust 8.33%, 2021-SFR2, Class F (CME Term SOFR 1 Month + 2.96%), 01/17/24 (a),(c)	3,000,000	2,866,438
9.06%, 2022-SFR3, Class E2 (CME Term SOFR 1 Month + 3.70%), 05/17/24 (a),(c)	3,750,000	3,730,151
Tricon American Homes 4.88%, 2020-SFR1, Class F, 07/17/38 (a)	2,382,000	2,286,466
Verus Securitization Trust 5.83%, 2022-INV1, Class A3, 08/25/67 (a),(h)	438,595	432,311
5.85%, 2022-INV1, Class M1, 08/25/67 (a)	500,000	482,805
7.08%, 2023-INV2, Class A3, 08/25/68 (a),(h)	110,893	111,569
7.35%, 2023-INV2, Class M1, 08/25/68 (a)	121,000	120,071
7.40%, 2023-4, Class M1, 05/25/68 (a)	1,500,000	1,509,485
8.16%, 2023-INV2, Class B1, 08/25/68 (a)	100,000	97,217
8.21%, 2023-4, Class B1, 05/25/68 (a)	2,000,000	1,958,452

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
SECURITIZED CREDIT (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust 3.67%, 2007-HY5, Class 1A1, 05/25/37	$1,737,192	$1,536,876
3.85%, 2007-HY5, Class 3A1, 05/25/37	614,804	541,586
3.86%, 2007-HY1, Class 4A1, 02/25/37	4,945,014	4,365,954
4.31%, 2007-HY3, Class 4A1, 03/25/37	5,025,734	4,468,790
Wells Fargo Mortgage Backed Securities Trust 4.60%, 2006-AR1, Class 2A5, 03/25/36	998,161	938,814
6.13%, 2006-AR12, Class 2A1, 09/25/36	656,852	613,405
Western Alliance Bank 9.44%, 2021-CL2, Class M3 (SOFR30A + 4.10%), 07/25/59 (a),(c)	966,080	976,636
10.69%, 2021-CL2, Class M4 (SOFR30A + 5.35%), 07/25/59 (a),(c)	1,661,341	1,673,986
Woodward Capital Management 7.98%, 2023-CES1, Class M2, 06/25/43 (a)	965,000	948,832
8.18%, 2023-CES2, Class M2, 09/25/43 (a)	1,200,000	1,227,280
Total Residential Mortgage-Backed Securities		218,825,780
TOTAL SECURITIZED CREDIT (Cost $386,174,688)		331,352,289
CORPORATE CREDIT – 66.8%
Basic Industrial – 2.0%
Cascades, Inc. 5.38%, 01/15/28 (a),(b),(d)	5,915,000	5,722,762
Clearwater Paper Corp. 4.75%, 08/15/28 (a)	3,000,000	2,780,781
Methanex Corp. 5.25%, 12/15/29 (b),(d)	1,490,000	1,433,603
NOVA Chemicals Corp. 4.25%, 05/15/29 (a),(b),(j)	1,681,000	1,415,362
8.50%, 11/15/28 (a),(b)	1,405,000	1,473,367
Tronox, Inc. 4.63%, 03/15/29 (a),(d)	4,245,000	3,758,587
Total Basic Industrial		16,584,462
Construction & Building Materials – 2.0%
Beazer Homes USA, Inc. 5.88%, 10/15/27 (d)	2,315,000	2,261,037
7.25%, 10/15/29	1,067,000	1,076,378
KB Home 7.25%, 07/15/30 (d)	2,640,000	2,732,002
M/I Homes, Inc. 4.95%, 02/01/28 (d)	2,747,000	2,642,806
MDC Holdings, Inc. 6.00%, 01/15/43	2,928,000	2,727,304
Summit Materials LLC 7.25%, 01/15/31 (a)	2,575,000	2,709,830
Taylor Morrison Communities, Inc. 5.88%, 06/15/27 (a),(d)	2,645,000	2,658,225
Total Construction & Building Materials		16,807,582

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Diversified – 0.4%
Five Point Operating Co. LP 7.88%, 11/15/25 (a)	$2,500,000	$2,475,000
Kennedy Wilson Europe Real Estate Ltd. 3.25%, 11/12/25 (b)	€1,000,000	998,576
Total Diversified		3,473,576
Diversified Real Estate – 1.9%
Forestar Group, Inc. 5.00%, 03/01/28 (a),(d)	$5,365,000	5,164,760
The Howard Hughes Corp. 4.38%, 02/01/31 (a),(d)	3,600,000	3,122,100
5.38%, 08/01/28 (a),(d)	8,025,000	7,713,028
Total Diversified Real Estate		15,999,888
Energy – 8.8%
Antero Resources Corp. 5.38%, 03/01/30 (a),(d)	4,200,000	4,025,238
Baytex Energy Corp. 8.50%, 04/30/30 (a),(b)	2,617,000	2,707,661
8.75%, 04/01/27 (a),(b)	825,000	853,282
California Resources Corp. 7.13%, 02/01/26 (a),(d)	3,447,000	3,495,895
Callon Petroleum Co. 6.38%, 07/01/26	1,191,000	1,185,279
Civitas Resources, Inc. 8.38%, 07/01/28 (a)	6,295,000	6,572,074
CNX Resources Corp. 7.38%, 01/15/31 (a),(d)	2,533,000	2,551,030
Comstock Resources, Inc. 6.75%, 03/01/29 (a),(d)	2,883,000	2,637,145
Continental Resources, Inc. 5.75%, 01/15/31 (a),(j)	8,009,000	7,962,345
Crescent Energy Finance LLC 7.25%, 05/01/26 (a),(d)	3,135,000	3,153,051
9.25%, 02/15/28 (a)	2,130,000	2,210,024
Diamondback Energy, Inc. 6.25%, 03/15/33	2,600,000	2,781,232
EQT Corp. 7.00%, 02/01/30 (d)	2,331,000	2,501,722
HF Sinclair Corp. 5.00%, 02/01/28 (a),(d)	5,582,000	5,378,823
MEG Energy Corp. 5.88%, 02/01/29 (a),(d)	4,650,000	4,518,148
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/27 (a)	1,640,000	1,682,104
Occidental Petroleum Corp. 8.88%, 07/15/30 (d)	5,600,000	6,553,142
Ovintiv, Inc. 6.25%, 07/15/33	2,150,000	2,226,619
Range Resources Corp. 8.25%, 01/15/29 (j)	1,750,000	1,810,522

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Southwestern Energy Co. 5.38%, 02/01/29 (d)	$5,565,000	$5,431,239
Transocean Titan Financing Ltd. 8.38%, 02/01/28, (Acquired 2/22/2023 – 3/1/2023, cost $2,612,112) (a),(d),(m)	2,580,000	2,676,718
Total Energy		72,913,293
Health Facilities – 2.3%
CHS/Community Health Systems, Inc. 4.75%, 02/15/31 (a),(d)	6,675,000	5,268,578
8.00%, 03/15/26 (a),(d)	2,100,000	2,093,054
Tenet Healthcare Corp. 6.13%, 10/01/28 (d)	11,800,000	11,766,606
Total Health Facilities		19,128,238
Hotel – 0.4%
Hilton Domestic Operating Company, Inc. 3.75%, 05/01/29 (a),(d)	3,700,000	3,431,095
Infrastructure Services – 0.4%
GFL Environmental, Inc. 3.50%, 09/01/28 (a),(b),(d)	2,910,000	2,689,205
6.75%, 01/15/31 (a),(b)	273,000	281,320
Total Infrastructure Services		2,970,525
Leisure – 6.1%
Boyd Gaming Corp. 4.75%, 06/15/31 (a),(d)	1,250,000	1,148,148
Caesars Entertainment, Inc. 7.00%, 02/15/30 (a)	5,250,000	5,381,523
Caesars Resort Collection LLC 5.75%, 07/01/25 (a),(d)	3,137,000	3,135,928
Cedar Fair LP 6.50%, 10/01/28 (d)	5,060,000	5,030,071
Park Intermediate Holdings LLC 5.88%, 10/01/28 (a),(d)	5,885,000	5,787,782
RHP Hotel Properties LP 4.50%, 02/15/29 (a),(d)	5,610,000	5,217,528
Six Flags Entertainment Corp. 5.50%, 04/15/27 (a),(d)	2,845,000	2,781,176
7.25%, 05/15/31 (a)	7,795,000	7,819,008
Station Casinos LLC 4.50%, 02/15/28 (a),(d)	6,190,000	5,831,057
4.63%, 12/01/31 (a)	654,000	589,695
VICI Properties LP 4.50%, 01/15/28 (a),(d)	8,150,000	7,775,785
Total Leisure		50,497,701
Media – 8.9%
Cable One, Inc. 4.00%, 11/15/30, (Acquired 12/4/2020, cost $4,778,964) (a),(d),(m)	4,650,000	3,764,818
CCO Holdings LLC 4.75%, 03/01/30 (a),(d)	23,025,000	21,035,539
6.38%, 09/01/29 (a),(d)	3,360,000	3,314,055

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
CSC Holdings LLC 4.50%, 11/15/31 (a),(d)	$17,399,000	$13,154,860
4.63%, 12/01/30 (a),(d)	6,245,000	3,762,288
Directv Financing LLC 5.88%, 08/15/27 (a),(d)	5,600,000	5,265,230
DISH DBS Corp. 5.25%, 12/01/26 (a)	2,172,000	1,860,861
DISH Network Corp. 11.75%, 11/15/27 (a)	2,280,000	2,387,021
Telenet Finance Luxembourg Notes Sarl 5.50%, 03/01/28 (a),(b)	3,000,000	2,805,000
UPC Broadband Finco BV 4.88%, 07/15/31 (a),(b),(d)	1,698,000	1,494,427
Videotron Ltd. 3.63%, 06/15/29 (a),(b),(d)	1,465,000	1,329,542
Virgin Media Secured Finance PLC 4.50%, 08/15/30 (a),(b),(d)	4,675,000	4,162,152
VZ Secured Financing BV 5.00%, 01/15/32 (a)	5,775,000	4,914,460
Warnermedia Holdings, Inc. 4.28%, 03/15/32 (d)	3,115,000	2,854,650
Ziggo Bond Company BV 5.13%, 02/28/30 (a),(b)	1,790,000	1,496,696
Total Media		73,601,599
Metals & Mining – 0.2%
Cleveland-Cliffs, Inc. 6.75%, 03/15/26 (a),(d)	2,000,000	2,003,778
Oil Gas T&D – 0.0%
Genesis Energy LP 8.25%, 01/15/29	100,000	102,785
Oil Gas Transportation & Distribution – 13.4%
Antero Midstream Partners LP 5.38%, 06/15/29 (a),(d)	5,400,000	5,196,670
Buckeye Partners LP 3.95%, 12/01/26 (d)	2,500,000	2,362,500
4.13%, 12/01/27 (d)	3,655,000	3,472,250
Cheniere Corpus Christi Holdings LLC 2.74%, 12/31/39 (d)	4,730,000	3,768,481
DT Midstream, Inc. 4.13%, 06/15/29 (a),(d)	4,420,000	4,066,598
Enbridge, Inc. 5.50% (CME Term SOFR 3 Month + 3.68%), 07/15/77 (b),(c)	2,970,000	2,714,755
7.38% (5 Year CMT Rate + 3.71%), 01/15/83 (c)	825,000	811,266
Energy Transfer LP 5.63%, 05/01/27 (a)	350,000	348,805
6.00%, 02/01/29 (a),(d)	6,250,000	6,306,148
6.75% (5 Year CMT Rate + 5.13%), Perpetual (c),(d)	5,869,000	5,621,571
7.13% (5 Year CMT Rate + 5.31%), Perpetual (c),(d)	2,297,000	2,116,636
8.66% (CME Term SOFR 3 Month + 3.28%), 11/01/66 (c),(d)	4,770,000	3,980,748
EnLink Midstream LLC 5.38%, 06/01/29 (d)	4,975,000	4,868,335

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
EnLink Midstream Partners LP 9.76% (CME Term SOFR 3 Month + 4.37%), Perpetual (c),(d)	$4,755,000	$4,335,088
Enterprise Products Operating LLC 5.25% (CME Term SOFR 3 Month + 3.29%), 08/16/77 (c)	1,460,000	1,395,713
EQM Midstream Partners LP 4.50%, 01/15/29 (a),(d)	8,660,000	8,184,499
7.50%, 06/01/27 (a)	500,000	514,334
Ferrellgas LP 5.38%, 04/01/26 (a)	1,875,000	1,835,893
Global Partners LP 7.00%, 08/01/27 (d)	2,750,000	2,688,427
Kinetik Holdings LP 5.88%, 06/15/30 (a),(d)	4,440,000	4,356,794
NuStar Logistics LP 5.63%, 04/28/27 (d)	3,255,000	3,241,134
5.75%, 10/01/25 (d)	2,052,000	2,036,610
Parkland Corp. 4.50%, 10/01/29 (a),(b),(d)	3,247,000	2,975,778
Plains All American Pipeline LP 9.75% (CME Term SOFR 3 Month + 4.37%), Perpetual (c),(d)	7,920,000	7,652,700
Suburban Propane Partners LP 5.00%, 06/01/31 (a),(d)	4,389,000	4,011,978
Sunoco LP 4.50%, 05/15/29	1,981,000	1,838,864
Tallgrass Energy Partners LP 6.00%, 12/31/30 (a),(d)	6,169,000	5,735,438
Targa Resources Partners LP 4.88%, 02/01/31 (d)	7,000,000	6,791,890
TransCanada PipeLines Ltd. 7.85% (3 Month LIBOR USD + 2.21%), 05/15/67 (b),(c),(d)	6,663,000	5,336,498
Western Midstream Operating LP 4.75%, 08/15/28 (j)	2,045,000	1,996,550
Total Oil Gas Transportation & Distribution		110,562,951
Real Estate – 6.6%
Boston Properties LP 6.50%, 01/15/34	1,165,000	1,230,872
EPR Properties 3.60%, 11/15/31	1,846,000	1,533,649
3.75%, 08/15/29 (d)	6,600,000	5,812,425
Essential Properties LP 2.95%, 07/15/31	5,185,000	4,085,097
Global Net Lease, Inc. 3.75%, 12/15/27 (a),(d)	3,705,000	3,098,240
Highwoods Realty LP 4.20%, 04/15/29	3,315,000	3,001,887
Iron Mountain, Inc. 4.88%, 09/15/29, (Acquired 2/10/2021 – 2/11/2021, cost $4,885,528) (a),(d),(m)	4,750,000	4,498,839
Kilroy Realty LP 4.75%, 12/15/28	2,920,000	2,773,583
Lennar Corp. 5.00%, 06/15/27 (d)	2,719,000	2,730,083

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
LXP Industrial Trust 6.75%, 11/15/28	$3,000,000	$3,155,700
Piedmont Operating Partnership LP 2.75%, 04/01/32	4,160,000	2,893,066
9.25%, 07/20/28	2,970,000	3,137,823
PulteGroup, Inc. 7.88%, 06/15/32	1,454,000	1,711,322
RLJ Lodging Trust LP 3.75%, 07/01/26 (a),(d)	4,180,000	3,960,526
Service Properties Trust 4.50%, 03/15/25	4,075,000	3,978,219
SITE Centers Corp. 4.70%, 06/01/27	2,845,000	2,801,329
Starwood Property Trust, Inc. 3.63%, 07/15/26 (a),(d)	2,475,000	2,344,518
STORE Capital Corp. 2.70%, 12/01/31	1,998,000	1,516,028
Total Real Estate		54,263,206
Telecommunication Services – 4.9%
Altice France SA 5.50%, 01/15/28 (a),(b),(d),(j)	15,555,000	12,810,810
Cogent Communications Group, Inc. 3.50%, 05/01/26 (a),(d),(j)	3,390,000	3,245,467
Consolidated Communications, Inc. 6.50%, 10/01/28 (a),(d)	3,410,000	2,939,761
Frontier Communications Holdings LLC 8.75%, 05/15/30 (a)	1,000,000	1,028,709
Level 3 Financing, Inc. 10.50%, 05/15/30 (a)	4,000,000	3,878,739
Northwest Fiber LLC Finance Sub, Inc. 4.75%, 04/30/27 (a)	1,430,000	1,365,650
Rogers Communications, Inc. 5.25% (5 Year CMT Rate + 3.59%), 03/15/82 (a),(b),(c)	6,900,000	6,621,330
T-Mobile USA, Inc. 3.50%, 04/15/31 (d),(j)	6,537,000	5,971,858
Windstream Escrow LLC / Windstream Escrow Finance Corp. 7.75%, 08/15/28 (a)	3,200,000	2,803,149
Total Telecommunication Services		40,665,473
Transportation – 0.1%
BNSF Funding Trust I 6.61% (3 Month LIBOR USD + 2.35%), 12/15/55 (c),(d)	675,000	657,201
Utility – 8.4%
Atlantica Sustainable Infrastructure PLC 4.13%, 06/15/28 (a),(b),(d)	4,845,000	4,540,694
Calpine Corp. 5.13%, 03/15/28 (a),(d)	7,405,000	7,100,249
Clearway Energy Operating LLC 3.75%, 02/15/31 (a),(d)	5,297,000	4,661,958
CMS Energy Corp. 4.75% (5 Year CMT Rate + 4.12%), 06/01/50 (c)	1,765,000	1,593,673

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
CORPORATE CREDIT (continued)
Dominion Energy, Inc. 4.65% (5 Year CMT Rate + 2.99%), Perpetual (c)	$4,850,000	$4,609,088
Duke Energy Corp. 4.88% (5 Year CMT Rate + 3.39%), Perpetual (c)	1,285,000	1,265,192
Emera, Inc. 6.75% (3 Month LIBOR USD + 5.44%), 06/15/76 (b),(c),(d)	7,600,000	7,441,588
Fortis, Inc. 3.06%, 10/04/26 (b),(d)	5,050,000	4,785,981
NRG Energy, Inc. 4.45%, 06/15/29 (a),(d)	2,405,000	2,270,933
6.63%, 01/15/27	2,159,000	2,163,322
10.25% (5 Year CMT Rate + 5.92%), Perpetual (a),(c)	3,750,000	3,904,073
Pacific Gas and Electric Co. 6.40%, 06/15/33	1,595,000	1,681,383
PPL Capital Funding, Inc. 8.27% (CME Term SOFR 3 Month + 2.93%), 03/30/67 (c),(d)	7,618,000	7,102,552
Sempra Energy 4.88% (5 Year CMT Rate + 4.55%), Perpetual (c),(d)	8,039,000	7,865,697
Southern California Edison Co. 9.84% (CME Term SOFR 3 Month + 4.46%), Perpetual (c)	1,501,000	1,504,686
WEC Energy Group, Inc. 7.75% (CME Term SOFR 3 Month + 2.37%), 05/15/67 (c),(d)	7,663,000	6,854,578
Total Utility		69,345,647
TOTAL CORPORATE CREDIT (Cost $560,022,550)		553,009,000
TERM LOANS – 3.1%
Carnival Corp., First Lien 8.35% (CME Term SOFR 1 Month + 3.00%), 08/09/27 (c)	2,992,500	2,994,984
Cogeco Communications USA II LP, First Lien 8.60% (CME Term SOFR 1 Month + 3.25%), 09/29/30 (c)	2,000,000	1,966,260
Cushman & Wakefield US Borrower LLC, First Lien 9.46% (CME Term SOFR 1 Month + 4.00%), 01/31/30 (c)	3,000,000	2,992,500
Frontier Communications Holdings LLC, First Lien 9.39% (3 Month LIBOR USD + 3.75%), 10/08/27 (c)	7,213,104	7,168,022
GIP II Blue Holding LP, 5.50%, 09/29/28, First Lien 9.97% (CME Term SOFR 1 Month + 4.50%), 09/29/28 (c)	5,343,126	5,358,728
Greystar Real Estate Partners LLC, First Lien 9.11% (CME Term SOFR 1 Month + 3.75%), 08/21/30 (c)	5,000,000	5,000,000
Vistra Energy Corp. 0.00%, 10/31/25	25,848	333
TOTAL TERM LOANS (Cost $25,285,166)		25,480,827
	Shares	Value
PREFERRED STOCKS – 0.9%
Oil Gas Transportation & Distribution – 0.3%
NuStar Energy LP, Series B, 11.28% (d)	71,701	1,793,242
Global Partners LP, Series B, 9.50% (d)	32,100	843,367
Total Oil Gas Transportation & Distribution		2,636,609
Real Estate – 0.1%
EPR Properties, Series E, 9.00%	37,000	1,040,440

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
PREFERRED STOCKS (continued)
Telecommunication Services – 0.2%
Liberty Broadband Corp., Series A, 7.00% (d)	73,185	$1,613,729
Utility – 0.3%
SCE Trust V, Series K, 5.45% (d)	92,789	2,258,484
TOTAL PREFERRED STOCKS (Cost $7,173,259)		7,549,262
COMMON STOCKS – 3.0%
Airports – 0.2%
Aena SME SA (a),(b)	1,890	343,056
Auckland International Airport Ltd. (b)	73,450	408,597
Grupo Aeroportuario del Pacifico SAB de CV – Class B (b)	30,069	527,416
Total Airports		1,279,069
Clean Technology – 0.0%
Nexans SA (b)	700	61,412
Communications – 0.2%
American Tower Corp.	415	89,590
Cellnex Telecom SA (a),(b)	10,035	395,107
Crown Castle, Inc. (d)	5,700	656,583
SBA Communications Corp. (d)	1,867	473,640
Total Communications		1,614,920
Construction Materials – 0.1%
Ferrovial SE (d)	10,533	384,463
Datacenters – 0.0%
Digital Realty Trust, Inc.	62	8,344
Equinix, Inc. (d)	63	50,740
Total Datacenters		59,084
Diversified – 0.0%
Charter Hall Group (b)	900	7,374
CK Asset Holdings Ltd. (b)	1,200	6,023
Mapletree Pan Asia Commercial Trust (b)	13,789	16,382
Merlin Properties Socimi SA (b)	850	9,438
Mirvac Group (b)	10,393	14,785
Sun Hung Kai Properties Ltd. (b)	1,700	18,396
Total Diversified		72,398
Electricity Transmission & Distribution – 0.3%
CenterPoint Energy, Inc. (d)	17,170	490,547
Equatorial Energia SA (b)	51,990	382,455
PG&E Corp. (d)	28,625	516,109
Sempra Energy (d)	9,676	723,087
Total Electricity Transmission & Distribution		2,112,198
Gas Utilities – 0.1%
China Resources Gas Group Ltd. (b)	89,905	295,079
ENN Energy Holdings Ltd. (b)	26,881	198,502
NiSource, Inc. (d)	18,626	494,520
Total Gas Utilities		988,101

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Healthcare – 0.0%
CareTrust REIT, Inc. (d)	563	$12,600
Ventas, Inc. (d)	673	33,542
Welltower, Inc.	140	12,624
Total Healthcare		58,766
Hotel – 0.0%
DiamondRock Hospitality Co.	950	8,921
Invincible Investment Corp. (b)	16	6,915
Pebblebrook Hotel Trust	420	6,712
Total Hotel		22,548
Industrial – 0.0%
Americold Realty Trust, Inc.	350	10,595
CTP NV (a),(b)	562	9,495
GLP J-Reit (b)	12	11,945
Goodman Group (b)	1,300	22,382
Prologis, Inc.	644	85,845
Rexford Industrial Realty, Inc.	164	9,200
Total Industrial		149,462
Midstream – 0.2%
AltaGas Ltd. (b)	15,026	315,477
Cheniere Energy, Inc. (d)	3,378	576,658
ONEOK, Inc.	5,361	376,450
Targa Resources Corp. (d)	5,137	446,251
The Williams Companies, Inc. (d)	7,866	273,973
Total Midstream		1,988,809
Net Lease – 0.4%
Agree Realty Corp. (d)	243	15,297
Essential Properties Realty Trust, Inc.	1,002	25,611
NNN REIT, Inc.	380	16,378
Realty Income Corp.	270	15,503
Spirit Realty Capital, Inc.	135,037	3,176,070
VICI Properties, Inc. (d)	977	31,147
Total Net Lease		3,280,006
Office – 0.0%
Boston Properties, Inc.	110	7,719
Cousins Properties, Inc.	440	10,714
Derwent London PLC (b),(d)	443	13,323
Gecina SA (b),(d)	118	14,365
Japan Real Estate Investment Corp. (b)	2	8,274
Mitsui Fudosan Company Ltd. (b),(d)	1,152	28,166
Total Office		82,561
Oil Gas Transportation & Distribution – 0.0%
Thunderbird Resources Equity, Inc. – (Acquired 4/1/2015, cost $1,114,211) (e),(k),(m)	11	11
Pipeline (MLP) – 0.1%
Energy Transfer LP (d)	7,444	102,727
Enterprise Products Partners LP (d)	3,738	98,496

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
MPLX LP (d)	2,732	$100,319
Pembina Pipeline Corp. (b)	2,939	101,160
Plains All American Pipeline LP (d)	6,626	100,384
TC Energy Corp. (b)	2,578	100,774
Western Midstream Partners LP (d)	3,568	104,400
Total Pipeline (MLP)		708,260
Pipelines – 0.1%
Enbridge, Inc. (b),(d)	8,223	296,017
Kinder Morgan, Inc.	5,572	98,290
TC Energy Corp. (b)	3,890	151,954
Total Pipelines		546,261
Rail – 0.2%
Canadian Pacific Kansas City Ltd. (b),(d)	4,719	373,375
CSX Corp. (d)	12,350	428,174
East Japan Railway Co. (b)	6,987	402,191
Rumo SA (b)	80,640	381,211
West Japan Railway Co. (b)	3,519	146,631
Total Rail		1,731,582
Renewable Power & Infrastructure – 0.2%
Atlantica Sustainable Infrastructure PLC (b),(d)	2,200	47,300
Boralex, Inc. – Class A (b)	3,000	76,254
Clearway Energy, Inc. – Class C (d)	1,500	41,145
Drax Group PLC (b),(d)	25,543	159,438
EDP Renovaveis SA (b)	3,500	71,649
Enel SpA (b)	38,866	289,155
First Solar, Inc. (k)	310	53,407
Fortis, Inc. (b),(d)	800	32,910
Grenergy Renovables SA (b),(k)	1,379	52,120
Iberdrola SA (b)	7,219	94,690
Mercury NZ Ltd. (b),(d)	12,886	53,763
National Grid PLC (b),(d)	40,114	540,388
Orsted A/S (a),(b)	510	28,269
SSE PLC (b),(d)	4,176	98,579
Vestas Wind Systems A/S (b),(k)	1,200	37,970
Total Renewable Power & Infrastructure		1,677,037
Renewables/Electric Generation – 0.7%
Ameren Corp. (d)	5,835	422,104
CLP Holdings Ltd. (b)	52,999	437,884
CMS Energy Corp.	10,600	615,542
DTE Energy Co.	4,026	443,907
Enphase Energy, Inc. (k)	280	36,999
Entergy Corp.	4,820	487,736
NextEra Energy, Inc. (d)	16,767	1,018,428
PPL Corp.	19,445	526,960
Public Service Enterprise Group, Inc. (d)	11,115	679,682
RWE AG (b)	9,052	411,982
Serena Energia SA (b),(k)	20,450	43,007

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
WEC Energy Group, Inc.	6,265	$527,325
Xcel Energy, Inc. (d)	1,050	65,005
Total Renewables/Electric Generation		5,716,561
Residential – 0.0%
American Homes 4 Rent – Class A	704	25,316
Boardwalk Real Estate Investment Trust (b)	316	17,013
Comforia Residential REIT, Inc. (b)	5	11,231
Equity Residential	589	36,023
InterRent Real Estate Investment Trust (b)	1,703	17,004
Kojamo Oyj (b)	400	5,251
Sun Communities, Inc. (d)	149	19,914
TAG Immobilien AG (b),(k)	471	6,848
The UNITE Group PLC (b),(d)	1,568	20,828
UDR, Inc.	556	21,289
Vonovia SE (b)	905	28,436
Total Residential		209,153
Retail – 0.0%
Capital & Counties Properties PLC (b),(d)	4,827	8,496
Kite Realty Group Trust	1,230	28,118
Regency Centers Corp.	270	18,090
Unibail-Rodamco-Westfield (b),(k)	130	9,615
Wharf Real Estate Investment Company Ltd. (b)	3,807	12,870
Total Retail		77,189
Self Storage – 0.0%
Extra Space Storage, Inc.	130	20,843
Public Storage	61	18,605
Total Self Storage		39,448
Specialty – 0.0%
Iron Mountain, Inc.	200	13,996
Toll Roads – 0.1%
Transurban Group (b),(d)	104,057	972,348
Water – 0.1%
Pennon Group PLC (b)	18,786	180,151
Severn Trent PLC (b)	10,820	355,810
Total Water		535,961
Water & Waste Infrastructure – 0.0%
American Water Works Company, Inc.	570	75,234
Republic Services, Inc.	518	85,424
Veolia Environment SA (b)	1,723	54,458
Waste Connections, Inc.	450	67,195
Waste Management, Inc. (d)	357	63,939
Xylem, Inc. (d)	286	32,707
Total Water & Waste Infrastructure		378,957
TOTAL COMMON STOCKS (Cost $23,589,142)		24,760,561

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
MONEY MARKET FUND – 5.7%
First American Treasury Obligations Fund – Class X, 5.29% (l)	47,122,730	$47,122,730
TOTAL MONEY MARKET FUND (Cost $47,122,730)		47,122,730
Total Investments – 119.7% (Cost $1,050,593,441)		990,553,913
Liabilities in Excess of Other Assets – (19.7)%		(162,555,023)
TOTAL NET ASSETS – 100.0%		$827,998,890

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2023, the total value of all such securities was $556,625,937 or 67.2% of net assets.

(b)  — Foreign security or a U.S. security of a foreign company.

(c)  — Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Securities that reference SOFR may be subject to a credit spread adjustment, particularly to legacy holdings that reference LIBOR that have transitioned to SOFR as the base lending rate.

(d)  — All or a portion of security has been pledged as collateral for credit facility. As of December 31, 2023, the total value of the collateral was $324,308,988.

(e)  — These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. As of December 31, 2023, the total value of all such securities was $19,117,521 or 2.3% of net assets.

(f)  — Issuer is currently in default on its regularly scheduled interest payment.

(g)  — Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(h)  — Security is a "step up" bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of December 31, 2023.

(i)  — Security considered restricted. As of December 31, 2023, the total value of all such securities was $511,958 or 0.1% of net assets.

(j)  — Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of December 31, 2023, the total value of the collateral was $20,491,643.

(k)  — Non-income producing security.

(l)  — The rate shown represents the seven-day yield as of December 31, 2023.

(m)  — Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of December 31, 2023, the total value of all such securities was $27,986,251 or 3.4% of net assets.

Abbreviations:

CME  — Chicago Mercantile Exchange

CMT  — Constant Maturity Treasury Rate

EURIBOR  — Euro Interbank Offered Rate

LIBOR  — London Interbank Offered Rates

LLC  — Limited Liability Corporation

LP  — Limited Partnership

MLP  — Master Limited Partnership

SOFR  — Secured Overnight Financial Rate

SOFR30A  — Secured Overnight Financial Rate 30 Day Average

SONIA  — Sterling Overnight Index Average

Currencies:

EUR  — Euro

GBP  — British Pound

USD  — US Dollar

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Schedule of Investments (continued)

December 31, 2023

Forward Currency Contracts:

As of December 31, 2023, the following forward currency contracts were outstanding:

Settlement Date	Currency Purchased		Currency Sold		Counterparty	Value / Unrealized Appreciation (Depreciation)
1/31/2024	987,277	USD	890,000	EUR	J.P. Morgan Securities, Inc.	$3,378
2/6/2024	2,940,598	USD	2,757,660	EUR	State Street Bank & Trust Co.	(108,685)
2/6/2024	971,369	USD	798,889	GBP	State Street Bank & Trust Co.	(47,158)
						$(152,465)

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in securities, at value (Cost $1,050,593,441)	$990,553,913
Cash	88,680
Foreign currency, at value (Cost $89,261)	90,596
Interest and dividends receivable	11,373,343
Receivable for investments sold	1,246,010
Unrealized appreciation on forward currency contracts (Note 3)	3,378
Deferred offering costs (Note 8)	187,946
Prepaid expenses	20,078
Total assets	1,003,563,944
Liabilities:
Payable for credit facility (Note 7)	152,000,000
Reverse repurchase agreements (Note 7)	17,198,000
Interest payable for credit facility and reverse repurchase agreements (Note 7)	962,971
Payable for investments purchased	2,525,998
Payable for fund shares repurchased	1,580,483
Unrealized depreciation on forward currency contracts (Note 3)	155,843
Investment advisory fees payable (Note 5)	841,554
Administration fees payable (Note 5)	126,232
Accrued expenses	173,973
Total liabilities	175,565,054
Net Assets	$827,998,890
Composition of Net Assets:
Paid-in capital	$1,012,693,423
Accumulated losses	(184,694,533)
Net Assets	$827,998,890
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	55,459,073
Net asset value per share	$14.93

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Operations

For the Year Ended December 31, 2023

Investment Income (Note 2):
Interest (net of foreign withholding tax of $75,305)	$66,167,020
Dividends and distributions (net of foreign withholding tax of $179,835)	4,287,805
Less return of capital distributions	(1,629,579)
Total investment income	68,825,246
Expenses:
Investment advisory fees (Note 5)	10,595,836
Administration fees (Note 5)	1,589,376
Directors' fees	254,284
Fund accounting fees	211,523
Reports to shareholders	208,716
Investment related fees	197,118
Custodian fees	169,833
Legal fees	155,910
Miscellaneous	146,011
Audit and tax services	99,278
Insurance	95,016
Registration fees	76,857
Transfer agent fees	55,720
Total operating expenses	13,855,478
Interest expense on credit facility and reverse repurchase agreements (Note 7)	13,194,972
Total expenses	27,050,450
Net investment income	41,774,796
Net realized gain (loss) on:
Investments	534,848
Foreign currency transactions	(56,642)
Forward currency contracts	(190,831)
Net realized gain	287,375
Net change in unrealized appreciation (depreciation) on:
Investments	39,688,256
Foreign currency translations	(64,667)
Forward currency contracts	124,558
Net change in unrealized appreciation	39,748,147
Net realized and unrealized gain	40,035,522
Net increase in net assets resulting from operations	$81,810,318

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$41,774,796	$40,945,992
Net realized gain (loss)	287,375	(486,772)
Net change in unrealized appreciation (depreciation)	39,748,147	(163,642,906)
Net increase (decrease) in net assets resulting from operations	81,810,318	(123,183,686)
Distributions to Shareholders:
Distributable earnings	(42,201,961)	(39,683,831)
Return of capital	(77,785,806)	(88,160,995)
Total distributions paid	(119,987,767)	(127,844,826)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 8)	2,557,447	105,641,039
Reinvestment of distributions	3,675,180	4,928,234
Cost of shares repurchased (Note 8)	(7,787,752)	—
Net increase (decrease) in net assets from capital share transactions	(1,555,125)	110,569,273
Total decrease in net assets	(39,732,574)	(140,459,239)
Net Assets:
Beginning of year	867,731,464	1,008,190,703
End of year	$827,998,890	$867,731,464
Share Transactions:
Shares sold (Note 8)	145,617	5,333,586
Shares reinvested	229,027	275,959
Shares repurchased (Note 8)	(623,411)	—
Net increase (decrease) in shares outstanding	(248,767)	5,609,545

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Statement of Cash Flows

For the Year Ended December 31, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$81,810,318
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(355,905,414)
Proceeds from disposition of long-term portfolio investments and principal paydowns	591,864,953
Net purchases and sales of short-term portfolio investments	(18,868,887)
Return of capital distributions from portfolio investments	1,629,579
Increase in interest and dividends receivable	(139,523)
Decrease in receivable for investments sold	4,422,932
Increase in deferred offering costs	(7,832)
Decrease in prepaid expenses	4,378
Decrease in interest payable for credit facility and reverse repurchase agreements	(383,378)
Increase in payable for investments purchased	2,294,556
Decrease in investment advisory fees payable	(175,562)
Decrease in administration fees payable	(26,335)
Decrease in accrued expenses	(104,633)
Net accretion of discount on investments and other adjustments to cost	(2,742,786)
Net change in unrealized appreciation on investments	(39,688,256)
Net change in unrealized appreciation on forward currency contracts	(124,558)
Net realized gain on investment transactions	(534,848)
Net cash provided by operating activities	263,324,704
Cash flows provided by (used for) financing activities:
Repayments for credit facility	(148,000,000)
Cash provided by reverse repurchase agreements	1,631,000
Cash provided by proceeds from shares sold, net of offering costs	2,557,447
Cash used for shares repurchased	(6,207,269)
Distributions paid to shareholders, net of reinvestments	(116,312,587)
Net cash used for financing activities	(266,331,409)
Net decrease in cash	(3,006,705)
Cash at beginning of year(1)	3,185,981
Cash at end of year(1)	$179,276
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility and reverse repurchase agreements for the year ended December 31, 2023 totaled $13,597,725.
Non-cash financing activities not included consist of reinvestment of distributions for the year ended December 31, 2023 of $3,675,180.

(1)  Includes foreign currency.

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Financial Highlights

	For the Year Ended December 31,							For the Period from December 5, 2016[1] to December 31,
	2023	2022	2021	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$15.58	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14	$25.00
Net investment income[2]	0.75	0.76	0.78	0.80	1.10	1.52	1.74	0.15
Net realized and change in unrealized gain (loss)	0.75	(2.91)	1.71	(1.60)	2.43	(2.21)	0.66	0.19
Net increase (decrease) in net asset value resulting from operations	1.50	(2.15)	2.49	(0.80)	3.53	(0.69)	2.40	0.34
Distributions from net investment income	(0.76)	(0.74)	(0.92)	(0.68)	(1.30)	(1.53)	(1.84)	(0.15)
Return of capital distributions	(1.39)	(1.65)	(1.47)	(1.71)	(1.09)	(0.86)	(0.55)	(0.05)
Total distributions paid*	(2.15)	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$14.93	$15.58	$20.12	$20.02	$23.21	$22.07	$25.15	$25.14
Market price, end of period	$12.81	$16.15	$21.11	$17.83	$21.35	$19.07	$23.37	$22.31
Total Investment Return based on Net Asset Value#,3	10.52%	(11.13)%	13.08%	(2.51)%	16.42%	(3.08)%	9.88%	1.36%
Total Investment Return based on Market Price†,3	(8.48)%	(12.66)%	33.06%	(4.16)%	24.79%	(9.12)%	15.94%	0.50%[4]
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$827,999	$867,731	$1,008,191	$878,588	$846,429	$805,294	$917,653	$917,593
Operating expenses excluding interest expense[5,6]	1.65%	1.76%	1.80%	1.77%	1.61%	1.63%	1.60%	1.70%
Interest expense[5]	1.58%	1.00%	0.33%	0.47%	0.93%	0.93%	0.58%	0.60%
Total expenses[5,6]	3.23%	2.76%	2.13%	2.24%	2.54%	2.56%	2.18%	2.30%
Net expenses, including fee waivers and reimbursement and excluding interest expense[5,6]	1.65%	1.76%	1.80%	1.77%	1.61%	1.08%	1.03%	1.03%
Net expenses including waivers and reimbursement[5,6]	3.23%	2.76%	2.13%	2.24%	2.54%	2.00%	1.61%	1.63%
Net investment income[5,6]	4.99%	4.38%	3.88%	4.08%	4.69%	6.31%	6.84%	8.13%
Net investment income, excluding the effect of fee waivers and reimbursement[5,6]	4.99%	4.38%	3.88%	4.08%	4.69%	5.76%	6.27%	7.46%
Portfolio turnover rate[3]	35%	43%	65%	87%	46%	35%	43%	15%[7]

The following table sets forth information regarding the Fund's outstanding senior securities as of the end of each of the Fund's last ten fiscal years, as applicable.

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit[8]	Involuntary Liquidating Preference Per Unit	Average Market Value per Unit (Exclude Bank Loans)	Type of Senior Security
December 31, 2023	$169,198,000	$5,894	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2022	315,567,000	3,750	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2021	404,957,190	3,490	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2020	317,580,941	3,767	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2019	242,192,000	4,495	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2018	280,799,762	3,868	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2017	259,395,471	4,538	N/A	N/A	Credit Facility, Reverse Repurchase Agreement
December 31, 2016[1]	302,682,176	4,032	N/A	N/A	Credit Facility, Reverse Repurchase Agreement

*  Distributions for annual periods determined in accordance with federal income tax regulations.

#  Total investment return based on net asset value ("NAV") is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for dividends declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†  Total investment return based on market price is the combination of changes in the New York Stock Exchange ("NYSE") market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for dividends declared in the period may take place over several days as described in the Fund's dividend reinvestment plan, and in some instances may not be based on the market price. Total investment return excludes the effect of broker commissions.

1  Commencement of operations was December 5, 2016.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized for periods less than one year.

4  Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.

5  Annualized for periods less than one year.

6  The operating expenses limitation agreement expired pursuant to its terms on December 4, 2018.

7  For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganizations into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganizations.

8  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements

December 31, 2023

1.  Organization

Brookfield Real Assets Income Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.

Brookfield Public Securities Group LLC ("PSG" or the "Adviser"), an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The investment objective of the Fund is to seek high total return, primarily through high current income and secondarily, through growth of capital. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurances can be given that the Fund's investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing primarily in the real asset class, which includes the following: Real Estate Securities; Infrastructure Securities; and Natural Resources Securities (collectively, "Real Asset Companies and Issuers").

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the "80% Policy"). The Fund may change the 80% Policy without shareholder approval, upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$1,279,244	$—	$1,279,244
Securitized Credit	—	312,234,779	19,117,510	331,352,289
Corporate Credit	—	553,009,000	—	553,009,000
Term Loans	—	25,480,827	—	25,480,827
Preferred Stocks	7,549,262	—	—	7,549,262
Common Stocks	17,839,413	6,921,137	11	24,760,561
Money Market Fund	47,122,730	—	—	47,122,730
Total Investments	$72,511,405	$898,924,987	$19,117,521	$990,553,913
Other Financial Instruments(1)	Level 1	Level 2	Level 3	Total
Forward currency contracts	$—	$(152,465)	$—	$(152,465)
Total	$—	$(152,465)	$—	$(152,465)

(1) Forward currency contracts are reflected at the net unrealized depreciation on the instruments.

The fair value of the Fund's credit facility and reverse repurchase agreements, which qualify as financial instruments under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $152,000,000 for the credit facility and $17,198,000 for the reverse repurchase agreements presented in the Statement of Assets and Liabilities. As of December 31, 2023, these financial instruments are categorized as Level 2 within the disclosure hierarchy.

2023 Annual Report

 BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

The table below shows the significant unobservable valuation inputs that were used by the Adviser's Valuation Committee to fair value the Level 3 investments as of December 31, 2023.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of December 31, 2023	Valuation Approach	Valuation Methodology	Unobservable Input	Amount or Range/ (Weighted Average)	Impact of Valuation from an Increase in Input(1)
Securitized Credit
Commercial Real Estate	$13,269,338	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.0%-17.0% (13.5%)	Decrease
	3,776,527	Market Approach	Expected Recovery Value	Multiple of Underlying Assets	1x	Increase
Commercial Mortgage-Backed Securities	2,071,645	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	16%	Decrease
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset-Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase
Total	$19,117,521

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Securitized Credit	Common Stocks	Total
Balance as of December 31, 2022	$16,375,944	$11	$16,375,955
Accrued discounts (premiums)	19,342	—	19,342
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(1,708,643)	—	(1,708,643)
Purchases at cost	1,932,122	—	1,932,122
Sales proceeds	—	—	—
Transfers into Level 3	2,498,745	—	2,498,745
Balance as of December 31, 2023	$19,117,510	$11	$19,117,521
Change in unrealized appreciation (depreciation) for Level 3 assets still held at the reporting date	$(1,708,643)	$—	$(1,708,643)

For further information regarding the security characteristics of the Fund, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions are disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from the Fund's investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund's shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Distributions to Shareholders: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

New Accounting Pronouncements: In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848 ("ASU 2022-06"). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

3.  Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

There were no futures contracts outstanding as of December 31, 2023.

Forward Currency Contracts: A forward currency contract ("forward contract") is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average quarterly U.S. dollar value of forward currency contracts to be delivered or received during the year ended December 31, 2023 was $4,827,509, which represents the volume of activity during the year.

The following table sets forth the fair value of the Fund's derivative instruments:

Derivatives	Statement of Assets and Liabilities	Value as of December 31, 2023
Forward currency contracts	Unrealized appreciation on forward currency contracts (assets)	$3,378
Forward currency contracts	Unrealized depreciation on forward currency contracts (liabilities)	(155,843)

The following table sets forth the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023:

Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss	Net Change in Unrealized Appreciation
Forward currency contracts	Forward currency contracts	$(190,831)	$124,558

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral Pledged (Received)	Collateral Pledged (Received)	Net Amount
Assets:
Forward currency contracts	$3,378	$—	$3,378	$—	$—	$3,378
Liabilities:
Forward currency contracts	$155,843	$—	$(155,843)	$—	$—	$(155,843)

4.  Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered "distressed securities." Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

5.  Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund's average daily net assets plus the amount of borrowing for investment purposes ("Managed Assets").

The Fund has entered into an Administration Agreement with the Adviser, and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Sub-Administrator"), on behalf of the Fund. The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund's Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.

The Adviser has entered into a Sub-Advisory Agreement with Oaktree Fund Advisors, LLC (the "Sub-Adviser"). The Sub-Adviser is an affiliate of Oaktree Capital Management, L.P. ("OCM"), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Oaktree Capital Group, LLC ("OCG," together with OCM and the Sub-Adviser, "Oaktree"). The Sub-Adviser is responsible for the management of the securitized credit allocation with a focus on its investments in commercial mortgage-backed securities, residential mortgage-backed securities, and related assets. In 2019, Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC" or "Brookfield"), acquired a majority interest in Oaktree. As the Adviser, PSG determines, and has oversight responsibility for, the Fund's securitized credit allocations managed by the Sub-Adviser.

Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.

6.  Purchases and Sales of Investments

For the year ended December 31, 2023, purchases and sales of investments (including principal payups and paydowns), excluding short-term securities, reverse repurchase agreements and U.S. government securities, were $355,905,414 and $591,864,953, respectively.

For the year ended December 31, 2023, there were no purchases and sales of long-term U.S. Government securities.

7.  Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The maximum line of credit as of December 31, 2023 for the Fund is $300,000,000. The Fund pays interest in the amount of 0.90% plus the Overnight Bank Funding Rate ("OBFR") on the amount of eligible equity securities outstanding and 1.00% plus the OBFR on the amount of other eligible securities outstanding. As of December 31, 2023, the Fund had outstanding borrowings of $152,000,000. For the year ended December 31, 2023, the Fund borrowed an average daily balance of

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

$206,849,631 at a weighted average borrowing cost of 5.97% and the interest expense amounted to $12,355,943. As of December 31, 2023, the total value of the collateral was $324,308,988.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At December 31, 2023, the Fund the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	5.45%	11/15/23	1/16/24	$7,037,000	$7,087,070
JPMorgan Chase	5.50%	11/15/23	1/16/24	971,000	977,972
JPMorgan Chase	5.80%	11/15/23	1/16/24	9,190,000	9,259,589
Total				$17,198,000	$17,324,631

(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the year ended December 31, 2023 was $15,226,651 at a weighted average daily interest rate of 5.51% and the interest expense amounted to $839,029. As of December 31, 2023, the total value of the collateral was $20,491,643.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$17,198,000	$—	$—	$17,198,000
Total	$—	$17,198,000	$—	$—	$17,198,000

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received*	Collateral Pledged (Received)*	Net Amount
Reverse Repurchase Agreements	$17,198,000	$—	$17,198,000	$(17,198,000)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements ("MRA") which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

8.  Capital Shares

The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the shares outstanding at December 31, 2023 for the Fund, the Adviser owns 100,051 shares. The Fund's Board is authorized to classify and reclassify any unissued common shares. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.

The Fund has entered into an "at-the-market" offering program (the "ATM Program") which allows for an offering of up to $400,000,000 of common shares of stock, preferred shares or subscription rights to purchase common shares or preferred shares. Under the ATM Program, the Fund may sell common shares on a daily basis through Foreside Fund Services, LLC (the "Distributor") and UBS Securities LLC (the "Sub-Placement Agent") at prevailing market prices; provided, however, that the common shares are not sold at a price below the current NAV, exclusive of commissions. In connection with the ATM Program, the Fund entered into a distribution agreement dated April 23, 2021, which was amended and restated as of December 17, 2021 (the "Distribution Agreement"), with the Distributor, relating to the Fund's common shares offered. The Distributor has entered into a sub-placement agent agreement dated April 23, 2021, which was amended and restated as of December 17, 2021 (the "Sub-Placement Agent Agreement"), with the Sub-Placement Agent, relating to the Fund's common shares. In accordance with the terms of the Sub-Placement Agent Agreement, the Fund may offer and sell up to 13,200,000 of common shares from time to time through the Sub-Placement Agent.

As of December 31, 2023, the Fund incurred offering costs in connection with this offering of $473,875. These costs were recorded as a deferred charge and are being amortized as common shares are sold.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

Amortization of offering costs (excluding underwriter discounts and commissions, which is included in proceeds from shares sold in the Statements of Changes in Net Assets) of $19,174 and $207,550 related to the issuance of common shares were recorded to paid-in capital during the years ended December 31, 2023 and December 31, 2022, respectively.

The minimum price at which such common shares may be sold may not be less than the current NAV per common share plus any commissions to be paid to the Distributor. For the year ended December 31, 2023, the Fund issued 145,617 shares under the ATM Program at an average price of $17.6945 per share.

The Fund issued 229,027 and 275,959 shares through its Dividend Reinvestment Plan (the "Plan") during the years ended December 31, 2023 and December 31, 2022, respectively.

The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2023, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2024. The amount and timing of the repurchases will be at the discretion of the Fund's management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. During the year ended December 31, 2023, 623,411 shares were repurchased by the Fund at a weighted average price of $12.472, an aggregate cost, including brokerage commissions, of $7,787,752 and at a weighted average discount of 14.15% to net asset value. All shares repurchased have been reclassified as authorized but unissued.

9.  Federal Income Tax Information

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2023, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2023, open taxable years consisted of the taxable years ended December 31, 2020 through December 31, 2023. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

The tax character of the distributions paid for the periods shown below were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Ordinary Income	$42,201,961	$39,683,831
Return of Capital	77,785,806	88,160,995
Total	$119,987,767	$127,844,826

At December 31, 2023, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards(1)	$(123,887,675)
Late year ordinary losses	(565,310)
Other accumulated gains	2,430
Tax basis unrealized depreciation on investments and foreign currency	(60,243,978)
Total tax basis net accumulated losses	$(184,694,533)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2023 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,050,797,891	$19,753,875	$(79,997,853)	$(60,243,978)

The Fund deferred, on a tax basis, late year ordinary losses of $565,310. As of December 31, 2023, the Fund's capital loss carryforwards were as follows:

Capital Loss Carryforwards:		Expires:	Limitation:
$98,196,457	(Short-Term)	N/A	Unlimited
$25,691,218	(Long-Term)	N/A	Unlimited

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for paydown losses, Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2023, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Accumulated income (losses)
$(77,614,237)	$77,614,237

10.  Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Notes to Financial Statements (continued)

December 31, 2023

that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Distributions: The Fund's Board declared the following monthly distributions:

Distribution Per Share	Record Date	Payable Date
$0.1180	January 10, 2024	January 25, 2024
$0.1180	February 7, 2024	February 22, 2024

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Brookfield Real Assets Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Brookfield Real Assets Income Fund Inc. (the "Fund"), including the schedule of investments as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, and for the period from December 5, 2016 (commencement of operations) through December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, and for the period from December 5, 2016 (commencement of operations) through December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 27, 2024

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Tax Information (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 2023) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 64.83% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund's Statements of Changes in Net Assets and Financial Highlights.

For the year ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 5.18%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023 was 3.21%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Compliance Certification (Unaudited)

On May 25, 2023, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made semi-annual certifications, included in filings with the SEC on Form N-CSR relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting, as applicable.

2023 Annual Report

 BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited)

THE FUND AT A GLANCE

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was formed from the reorganizations of three closed-end funds, as further described below, and commenced operations on December 5, 2016. The Fund's shares are listed on the NYSE and trade under the ticker symbol "RA." The Fund was incorporated under the laws of the State of Maryland on October 6, 2015.

The Fund was formed from the reorganizations of each of Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI), Brookfield High Income Fund Inc. (NYSE: HHY), and Brookfield Total Return Fund Inc. (NYSE: HTR) (collectively, the "Target Funds") into the Fund (each, a "Reorganization" and together, the "Reorganizations"). As a result of the Reorganizations, common stockholders of HHY, HTR and BOI, respectively, received an amount of RA common shares equal to the aggregate net asset value of their holdings of HHY, HTR and BOI common shares, as applicable, as determined at the close of business on December 2, 2016. As a result of the Reorganizations, the assets of the Target Funds were combined, and the stockholders of each Target Fund became stockholders of the Fund.

Following the Reorganizations, another fund, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) (also, a "Target Fund"), was reorganized into the Fund (also, a "Reorganization"). As a result of this Reorganization, common stockholders of INF received newly issued common shares of RA, par value $0.001 per share, equal to the aggregate net asset value (not the market value) of the common shares of INF held immediately prior to the Reorganization, less the costs of such Reorganization.

The Fund is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund is from its commencement of operations date on December 5, 2016, and there is no historical performance or other information to present for the Target Funds.

Investment Objective

The Fund's investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital.

The Fund's investment objective is not fundamental and may be changed without stockholder approval. Stockholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

As a fundamental policy, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. This policy may not be changed without a stockholder vote.

The Fund makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Fund's Statement of Additional Information under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the Fund's shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

Principal Investment Policies

The Fund seeks to achieve its investment objective by investing primarily in the securities and other instruments of companies and issuers in the "real assets" asset class, which includes real estate securities, infrastructure securities; and natural resources securities ("Real Asset Companies and Issuers"). Under normal market conditions, the Fund

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

will invest at least 80% of its average daily net assets plus the amount of any borrowings for investment purposes ("Managed Assets") in the securities and other instruments of Real Asset Companies and Issuers. The Fund may change the 80% Policy without stockholder approval upon at least 60 days' prior written notice to stockholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Real Asset Companies and Issuers includes the following categories:

•  real estate;

•  infrastructure; and

•  natural resources.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of December 31, 2023 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

Stockholder Transaction Expenses

Sales Load (as a percentage of offering price)	None(1)
Offering Expenses (as a percentage of offering price)	None(1)
Dividend Reinvestment Plan Fees	None
Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Management Fees(2)	1.27%
Interest Payments on Borrowed Funds(3)	1.58%
Other Expenses(4)	0.38%
Total Annual Expenses	3.23%

(1) If common shares to which the Fund's prospectus (the "Prospectus") relates are sold to or through underwriters, a prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2) The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage). The fee shown above is based upon outstanding financial leverage of 16.86% of the Fund's Managed Assets (the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage). If financial leverage of more than 16.86% of the Fund's Managed Assets is used, the management fees shown would be higher.

(3) Assumes financial leverage of 16.86% of the Fund's Managed Assets, based upon the Fund's outstanding borrowings as of December 31, 2023, of approximately $152,000,000 in borrowings outstanding under the Credit facility and $17,198,000 of reverse repurchase agreements at a weighted average daily interest rate of 5.97% and 5.51% for the credit facility and reverse repurchase agreements, respectively.

(4) Other expenses are estimated based upon those incurred during the year ended December 31, 2023. Other expenses do not include expense related to realized or unrealized investment gains or losses and costs related to the reorganization of the Brookfield Global Listed Infrastructure Fund Inc. into the Fund.

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in common shares, assuming (1) "Total annual expenses" of 3.23% of net assets attributable to common shares and (2) a 5% annual return*.

	1 year	3 years	5 years	10 years
Total Expenses Incurred(1)	$33	$99	$169	$353

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital.

The Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

As a fundamental policy, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. This policy may not be changed without a shareholder vote.

The Fund makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Statement of Additional Information under the caption "Investment Restrictions" cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the Fund's shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.

Principal Investment Policies

The Fund seeks to achieve its investment objective by investing primarily in the securities and other instruments of companies and issuers in the "real assets" asset class, which includes real estate securities, infrastructure securities, and natural resources securities ("Real Asset Companies and Issuers"). Under normal market conditions, the Fund will invest at least 80% of its average daily net assets plus the amount of any borrowings for investment purposes ("Managed Assets") in the securities and other instruments of Real Asset Companies and Issuers. The Fund may change the 80% Policy without shareholder approval upon at least 60 days' prior written notice to shareholders. The Fund normally expects to invest at least 65% of its Managed Assets in fixed income securities of Real Asset

* The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

(1) The example above does not include sales loads or estimated offering costs. In connection with an offering of common shares, a prospectus supplement will set forth an example including sales load and estimated offering costs.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Real Asset Companies and Issuers includes the following categories:

•  real estate;

•  infrastructure; and

•  natural resources.

The Fund actively trades portfolio investments. The Fund may invest in securities and instruments of companies of any size market capitalization. The Fund will invest in companies located throughout the world and there is no limitation on the Fund's investments in foreign securities or instruments or in emerging markets. An "emerging market" country is any country that is included in the MSCI Emerging Markets Index. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

The Fund may also invest in infrastructure, real estate and natural resources ("Real Assets") investment categories other than those listed herein, to the extent consistent with its name. The Fund may invest without limit in investment grade and below investment grade, high yield fixed income securities (commonly referred to as "junk bonds"). The Fund may also invest in restricted ("144A") or private securities, asset-backed securities ("ABS"), including mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. The Fund considers Mortgage-Related Investments to consist of, but not be limited to, mortgage-backed securities ("MBS") of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. The Fund's investments in MBS may include Residential Mortgage-Backed Securities ("RMBS") or Commercial Mortgage-Backed Securities ("CMBS"). Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry.

The Fund defines a real estate security as any company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.

For purposes of selecting investments in real estate securities, the Fund defines the real estate sector broadly. It includes, but is not limited to, the following:

•  real estate investment trusts ("REITs");

•  real estate operating companies ("REOCs");

•  brokers, developers and builders of residential, commercial, and industrial properties;

•  property management firms;

•  finance, mortgage, and mortgage servicing firms;

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

•  construction supply and equipment manufacturing companies;

•  firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agriculture companies; and

•  debt securities, including securitized obligations, which are predominantly (i.e., at least 50%) supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not "qualified dividends" and therefore are taxed as ordinary income rather than at the reduced capital gains rate. REIT-like entities are organized outside of the United States and maintain operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any size market capitalization. The Fund will not invest in real estate directly.

REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

The Fund defines an Infrastructure Security as, any company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.

For purposes of selecting investments in infrastructure securities, the Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of transportation, energy, water and sewage, and communication. Infrastructure assets include:

•  toll roads, bridges and tunnels;

•  airports;

•  seaports;

•  electricity generation and transmission and distribution lines;

•  gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

•  water and sewage treatment and distribution pipelines;

•  communication towers and satellites;

•  railroads; and

•  other companies with direct and indirect involvement in infrastructure through the development, construction or operation of infrastructure assets.

Infrastructure securities also include master limited partnerships ("MLPs").

An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. From time to

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

time, the energy sector will experience volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. As a result, MLPs that invest in the oil industry are subject to greater volatility than MLPs which do not invest in the oil sector.

From time to time, the Fund may invest in stapled securities to gain exposure to certain infrastructure companies. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

The Fund defines a natural resources security as, any company or issuer that derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:

•  timber and agriculture assets and securities;

•  commodity and commodity-linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and

•  energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products.

Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund may invest in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.

The Fund may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, including exchange-traded funds. The Fund may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in TIPS and other inflation-linked fixed income securities.

The Adviser will determine the Fund's strategic allocation with respect to its debt and equity investments as well as its strategic allocation with respect to its investment sub-portfolios.

The Fund intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. As a non-fundamental policy that may be changed by the Fund's Board, the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's total assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the common shares will involve greater risk to common shareholders. The Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Fund's Board determines that it is in the best interest of the Fund and its common shareholders. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Such effective leverage will be considered leverage for the Fund's leverage limits. The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described herein and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund's daily marked-to-market

2023 Annual Report

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC and its staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The use of leverage may magnify the impact of changes in net asset value on the common shareholders. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the common shareholders.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. Founded in 1989, the Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of $900 billion as of December 31, 2023. In addition to the Fund, the Adviser's clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser also provides advisory services to several other registered investment companies. As of December 31, 2023, the Adviser and its affiliates had approximately $22 billion in assets under management. The Adviser's principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

The Fund may invest in, among other things, the types of instruments described below:

Fixed Income Securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

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Below Investment Grade (High Yield or "Junk Bond") Securities. Selection and supervision of high yield securities, by the Adviser, involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

The ratings of Moody's, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objectives may depend to a greater extent on the Adviser's own credit analysis than investment companies which invest in investment grade securities. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the Adviser's judgment, it is advantageous to sell such securities.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade fixed income securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as being predominantly speculative as to the issuer's ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value.

Like investment grade fixed income securities, high yield securities are generally purchased and sold through dealers who make a market in such securities for their own accounts. There are fewer dealers, however, in the high yield market, and thus the market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for high yield

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securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high yield securities for investment.

Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Fund receives for its high yield securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were to be exercised by an issuer during a period of declining interest rates, the Fund would likely have to replace such called securities with lower yielding securities, thereby decreasing the net investment income to the Fund and dividends to stockholders.

The high-yield securities in which the Fund invests may include credit-linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

Structured notes and other related instruments are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, and by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended.

The Fund may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security or upon the restructuring or bankruptcy of investments owned by the Fund.

Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the

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subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Corporate Loans. The Fund may invest in in Corporate Loans. The Fund considers Corporate Loans that are rated below investment grade by the established rating services to be high yield securities.

The Corporate Loans in which the Fund will invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities and privately placed notes. The Fund may invest in a Corporate Loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a Corporate Loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Loan participations, therefore, involve a risk of insolvency of the lending bank or other financial intermediary. Many Corporate Loans are secured, although some may be unsecured. Corporate Loans that are fully secured offer the Fund more protection than an unsecured loan or high yield bond in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. The markets in loans are not regulated by federal securities laws or the SEC.

As in the case of junk bonds, such Corporate Loans may be rated below investment grade or, if unrated, are considered by the Adviser to be of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than lower yielding, investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give Corporate Loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loan will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain Corporate Loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore, positively correlate with increased market risk relating to liquidity and pricing concerns.

Equity Securities. The Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing. The Fund retains the ability to invest in companies of any size market capitalization.

Common Stock. The Fund may invest in common stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

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Convertible Debt Securities and Preferred Securities. The Fund may invest in convertible debt securities. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest generally paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

The Fund may invest in contingent convertible securities ("CoCos"). CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events ("triggers") linked to regulatory capital thresholds or regulatory actions relating to the issuer's continued viability. As a result, CoCos are subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. Additionally, CoCos are also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, a holder of CoCos will generally have rights and claims that rank junior to the claims of holders of the issuer's other debt obligations. In addition, if CoCos are converted into the issuer's underlying equity securities following a trigger event, the holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk.

The Fund may invest in preferred securities, including preferred securities that may be converted into common shares or other securities of the same or a different issuer, and non-convertible preferred securities. Generally, preferred securities receive dividends in priority to distributions on common shares and usually have a priority of claim over common stockholders if the issuer of the shares is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer's capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common shares in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. However,

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some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the "Dividends Received Deduction."

Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

The Fund considers below investment grade convertible debt securities and preferred securities to be high yield securities.

Distressed Securities. The Fund may invest up to 10% of its total assets in securities of corporate issuers, that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or, if unrated, are considered by the Adviser to be of comparable quality (collectively, "Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there

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can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Illiquid Securities. The Fund may invest in junk bonds, Corporate Loans, convertible debt securities, preferred securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Unregistered and Restricted Securities. The Fund may invest in unregistered or restricted securities. The Fund may invest in unregistered or restricted securities of public and private issuers. The Fund may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable. Certain restricted securities may, however, be treated as liquid and not subject to the foregoing restrictions pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in restricted securities for which there is a limited trading market, such as Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Residential Mortgage-Backed Securities. Residential mortgage-backed securities ("RMBS") are securities that directly or indirectly represent participations in, or are secured by, and payable from, mortgage loans secured by real property. RMBS include the following: those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae and Freddie Mac; those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates.

Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates

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than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Fund are likely to be lower and the effective maturities of RMBS may extend.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities ("CMBS") are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores.

Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single-family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

Asset Backed Securities. Asset-backed securities ("ABS") are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property.

Subordinated classes of ABS may be entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also may have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

U.S. Government Securities. U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

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Collateralized Loan Obligations ("CLOs"). CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or real estate-related assets. If a REIT meets certain requirements, including distributing to stockholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to stockholders. REITs are subject to management fees and other expenses, and, to the extent the Fund invests in REITs, it will bear its proportionate share of the costs of the REITs' operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Bank Loans, Assignments, and Participations. Loans (including "Senior Loans" (as described below), delayed funding loans and revolving credit facilities) may be fixed-or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations ("Senior Loans"). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate, plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (an "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

A fund that invests in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may

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be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Adviser believes to be a fair price for such security. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's NAV than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund's investments by reference to market conditions and contractual provisions.

The Fund may also invest in stapled securities. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becomes part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor

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relationship with the borrower, Commission interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as "issuers." Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Indexed and Inverse Floating Obligations. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters are typically created by depositing an income-producing instrument in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Options. The Fund may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies that are listed on a national securities exchange or in the United States over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

Financial Futures and Options Thereon. The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract

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was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated "contract markets" by the U.S. Commodity Futures Trading Commission (the "CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described under "—Restrictions on the Use of Futures Transactions."

The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "—Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Fund's Custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of

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the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Investment in Non-U.S. Securities. The Fund may invest, without limitation, in securities of issuers that are denominated in various foreign currencies and multinational foreign currency units, including in emerging markets. Investment in such securities involves certain risks not involved in domestic investments.

•  Public Information. Many of the non-U.S. securities held by the Fund will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

•  Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries for custody services. Delays in settlement could result in periods when assets of the Fund are not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security, or if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

•  Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States.

•  Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund's expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

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In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

•  Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan; the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations—Leverage" and "Additional Investment Policies—Leverage" above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may segregate with the custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Fund, however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase

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agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. In addition, to the extent that the proceeds of the reverse purchase agreement are less than the value of the securities subject to such an agreement, the Fund would bear the risk of loss.

Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash, securities issued or guaranteed by the U.S. Government or its agencies or irremovable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans.

When-Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when-issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a "derivatives transaction" under Rule 18f-4.

Registered Investment Companies/Exchange-Traded Products. The Fund may invest in registered investment companies and exchange-traded products, subject to the 1940 Act. Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of

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companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies. Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-3, 12d1-4 promulgated by the SEC under the 1940 Act.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes ("ETNs"). ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

Leverage

The Fund intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. As a non-fundamental policy that may be changed by the Board upon 60 days' written notice to the Fund's stockholders, the Fund may issue preferred shares or borrow money and issue debt securities ("traditional leverage") with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund's total assets. However, the Board reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue preferred shares or debt securities or borrow unless the Adviser expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund's holdings.

In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as "effective leverage"). Such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 38% of the Fund's Managed Assets.

The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The maximum line of credit as of December 31, 2023 for the Fund is $300,000,000. The Fund pays interest in the amount of 0.90% plus the Overnight Bank Funding Rate ("OBFR") on the amount of eligible equity securities outstanding and 1.00% plus the OBFR on the amount of other eligible securities outstanding. As of December 31, 2023, the Fund had outstanding borrowings of $152,000,000. For the year ended December 31, 2023, the Fund borrowed an average daily balance of $206,849,631 at a weighted average borrowing cost of 5.97% and the interest expense amounted to $12,355,943. As of December 31, 2023, the total value of the collateral was $324,308,988.

The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Adviser's outlook for the market and the costs that the Fund would incur as a result of such leverage. The Fund will pay (and common stockholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also

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involves risks to common stockholders, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund's liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Fund's NAV and the market price of, and distributions on, the Fund's common shares, and higher expenses. In addition, the rights of lenders, the preferred stockholders and the holders of debt securities issued by the Fund will be senior to the rights of the common stockholders with respect to the payment of dividends or upon liquidation. Preferred stockholders and holders of debt securities may have voting rights in addition to, and separate from, the voting rights of common stockholders. The holders of preferred shares or debt, on the one hand, and the common stockholders, on the other, may have interests that conflict with each other in certain situations.

Because the Adviser's advisory and administration fees are based upon a percentage of the Fund's Managed Assets, which include assets attributable to any outstanding leverage, these fees are higher when the Fund is leveraged and the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser, on the one hand, and the common stockholders, on the other hand. The Fund's Board monitors any such potential conflicts of interest on an ongoing basis.

The Fund's use of leverage is premised upon the expectation that the Fund's leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because the Adviser, subject to the supervision of the Board, seeks to invest the Fund's Managed Assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the common stockholders will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the stated interest rate on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's NAV attributable to its common stockholders will reflect the decline in the value of portfolio holdings resulting therefrom to a greater extent than if the Fund were not leveraged.

The Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's common stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares or debt securities involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common stockholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). NAV will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's Managed Assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Under the 1940 Act, the Fund may only issue one class of senior securities

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representing indebtedness. Additionally, under the 1940 Act, the Fund may generally not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. In general, the Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.

The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Adviser otherwise views as favorable.

Effects of Leverage. Assuming that leverage will represent approximately 33.3% of the Fund's Managed Assets, the rate of return on the Fund's investments would need to exceed 3.12% in order to cover the leverage costs on the borrowings.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the (i) use of financial leverage representing approximately 33.3% of the Fund's Managed Assets and (ii) interest costs to the Fund at an average annual rate of 5.97% for the credit facility and 5.51% for the repurchase agreements with respect to such financial leverage. The table does not reflect any offering costs of common shares or financial leverage.
Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder	-18.12%	-10.62%	-3.12%	4.38%	11.88%

PRINCIPAL RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the common shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following principal risk factors, together with the other information contained in the Prospectus and the SAI. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of stockholders to reinvest dividends. If any of the risks discussed in this Annual Report occur, the Fund's results of operations could be materially and adversely affected. If this were to happen, the price of Fund common shares could decline significantly and you could lose all or a part of your investment. There is no assurance that the Fund will achieve its investment objective.

General Risks of Investing in the Fund. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

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Market Discount Risk. Whether investors will realize gains or losses upon the sale of the Fund's common shares will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's NAV per share. Since the market price of the Fund's common shares will be affected by various factors such as the Fund's dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund's common shares will trade at, below or above NAV or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount from their NAVs and the Fund's common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the Fund's common shares should not view the Fund as a vehicle for trading purposes.

Real Estate Market Risk. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because the Fund has significant exposure to the real estate sector, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•  declines in the value of real estate;

•  risks related to general and local economic conditions;

•  possible lack of availability of mortgage funds;

•  overbuilding;

•  extended vacancies of properties;

•  increased competition;

•  increases in property taxes and operating expenses;

•  changes in zoning laws;

•  losses due to costs resulting from the clean-up of environmental problems;

•  liability to third parties for damages resulting from environmental problems;

•  casualty or condemnation losses;

•  limitations on rents;

•  changes in neighborhood values and the appeal of properties to tenants; and

•  changes in interest rates.

Thus, the value of the Fund's shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.

Infrastructure Risk. The Fund's investments in infrastructure securities involve risks. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

•  Regulatory Risk. Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

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•  Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

•  Regional or Geographic Risk. This risk arises where an infrastructure company's assets are not movable. Should an event that somehow impairs the performance of an infrastructure company's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

•  Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

•  Throughput Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

•  Project Risk. To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund's return from that investment.

•  Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

•  Operation Risk. The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

•  Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

•  Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

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•  Inflation Risk. Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

•  Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

•  Risks of Investing in Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

  Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulation Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by the FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. Intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines' financial condition, cash flows and ability to pay distributions or dividends.

•  Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

  Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Natural Resources Risk. The Fund's investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Sector Focus Risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus. For example, industries in the financial segment, such as banks,

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insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. To the extent the Fund invests in companies in the oil sector, it may be subject to greater volatility than funds that do not invest in the oil sector.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. The Fund may be subject to greater volatility with respect to its portfolio securities than the Fund that is more broadly diversified.

High Yield ("Junk") Securities Risk. Investors should recognize that below investment grade and unrated securities in which the Fund will invest subject Fund stockholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. High-yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Furthermore, there are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high-yield security for an extended period after such sale, each of which could result in losses to the

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Fund. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

High-yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile, as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high-yield securities may have the right to "call" or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.

Securities which are rated Ba by Moody's, BB by S&P, or BB by Fitch IBCA ("Fitch") have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

Distressed Securities Risk. An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser's judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Collateralized Loan Obligation ("CLO") Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund's Board of Directors (the "Board"). In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may

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decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage- and Asset-Backed Securities. The Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage-backed instruments issued on a public or private basis. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk."

When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund's portfolio may increase. The value of longer-term securities generally changes more widely in response to changes in interest rates than shorter-term securities.

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities ("MBS") that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers

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include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund's securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

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Residential Mortgage-Backed Securities Risk. The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of CMOs are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage-Backed Securities Risk. The Fund may invest in CMBS. CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

The collateral underlying CMBS generally consists of commercial mortgages or real property that have a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow a substantial portion of the loan balance to be paid at maturity, commonly known as a "balloon payment," and are usually nonrecourse against the commercial borrower.

The prospect of full repayment of the commercial mortgage loans underlying CMBS depends on the ability of the commercial borrower to generate current income from its commercial property. The ability to generate current income from a commercial property is affected by a variety of factors. Such factors include differences in the management ability and track record of the commercial borrower, and geographic and/or industry concentration. Commercial borrowers may also lack the incentive to invest the funds necessary to maintain and attract tenants in the properties underlying the commercial mortgage loans to the extent the value of the mortgage exceeds the property value. Also, the likelihood of the commercial borrower repaying the commercial mortgage loan at maturity is heavily influenced by the commercial borrower's ability to secure subsequent financing, which can be negatively impacted by a difficult credit environment.

Commercial borrowers have a variety of management and industry track records. There are many differences between commercial borrowers' capital structures, prior and/or current debt obligations and management abilities. The successful generation of current income from a commercial borrower's property will be heavily influenced by a commercial borrower's ability to handle the relevant issues that are part of the commercial property management industry. A variety of ability levels will affect the successful generation of current income and, ultimately, the risk of default on a commercial borrower's commercial mortgage loan. Differences in the management ability among commercial borrowers may have an impact on the capacity of a commercial borrower to repay fully its commercial mortgage underlying CMBS.

The value of CMBS is subject to risk from possible geographic and/or industry concentration. Certain geographic regions and/or industries may be more adversely affected from economic pressures when compared to other geographic regions and/or industries. A pool of CMBS backed by commercial mortgage loans with a substantial geographic and/or industry concentration will be more susceptible to the economic environment of such concentrated geographic regions and/or industries, and therefore could incur an increased loss in value.

Unlike residential mortgage loans, most commercial mortgage loans are not amortized over the loan term. Instead, with most commercial mortgage loans the bulk of the loan balance is payable at maturity with a one-time payment, commonly known as a "balloon payment." Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing. Usually, a commercial borrower will seek out another loan to satisfy the balloon payment on a commercial mortgage loan. Therefore, full satisfaction of a commercial

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mortgage loan will be affected by a commercial borrower's access to credit. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower.

Commercial mortgage loans are usually nonrecourse in nature. Therefore, if a commercial borrower defaults on the commercial mortgage loan underlying CMBS, then the options for financial recovery are limited in nature. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial mortgage loan are the only options before an ultimate foreclosure on the commercial property. Foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial mortgage loan. While real estate fundamentals are improving, the level of commercial mortgage loan defaults remains significant and market values of the underlying commercial real estate remain distressed in many cases. It has also becogeme increasingly difficult for lenders to dispose of foreclosed commercial real estate without incurring substantial investment losses, and ultimately leading to a decline in the value of CMBS. There can be no guarantee that the Fund's investments in CMBS will not be adversely affected by such risks.

Investments in CMBS are also subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by the continued volatility in the credit and commercial real estate markets. For example, certain parts of the CMBS market were negatively affected as a result of the COVID-19 virus. Hotels, retail, and office were the worst performing due to COVID-19 social distancing mandates, travel restrictions, and work-from-home trends. As a result, the price recovery for certain CMBS securities will be driven by how quickly economic activity recovers after a vaccine for COVID-19 is made broadly available during the 1st half of 2021.

The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As noted above, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Fund intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, defaults by the underlying borrowers may require a substantial amount of workout negotiations and/or restructurings and may trigger foreclosure actions, which can be lengthy and time consuming process. There can be no assurance that underwriting practices will yield their desired results, and there can be no assurance that the Fund will be able to effectively achieve its investment objective or that projected returns will be achieved. Furthermore, each investor should be prepared to bear the economic risk of the investment for an indefinite period of time.

In addition to investing in pools or tranches of CMBS, the Fund may in certain circumstances invest in CMBS relating to a single issuer or a handful of issuers, which involves a high degree of concentrated risk with no certainty of any return of capital. These risks may be further pronounced in cases where the CMBS is secured by a relatively small or less diverse pool of underlying loans or real estate assets. Certain geographic regions and/or industries may be more adversely affected from economic pressures when compared to other geographic regions and/or industries. A pool of CMBS backed by commercial mortgage loans with a substantial geographic and/or industry concentration will be more susceptible to the economic environment of such concentrated geographic regions and/or industries, and therefore could incur an increased loss in value.

The Fund may invest in a wide range of mezzanine loans and pools or tranches of CMBS comprised of securities that are subordinated or otherwise junior in an issuer's capital structure. Investments in subordinated CMBS and real estate related obligations may be characterized by greater credit risks than those associated with the senior obligations of such issuance or series. Subordinated or junior tranches in an issuer's capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. Adverse changes in the financial condition of an issuer, general economic conditions, or both may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on such securities more quickly than in the case of the senior obligations of such issuer. In addition, subordinated or junior tranches in an issuer's capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate.

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As a result, to the extent the Fund invests in subordinate pools or tranches of CMBS, the Fund would potentially receive payments or interest distributions after, and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of CMBS. In addition, the ability of the Fund to influence an issuer's affairs is likely to be substantially less than that of senior creditors.

Prepayment or Call Risk. For certain types of MBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. During periods of declining mortgage interest rates, prepayments on MBS generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund's income and distributions to stockholders. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or "call" their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.

Inflation, Interest Rate and Bond Market Risk. The value of certain fixed income securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in a market environment where certain interest rates approach unusually low levels. The Fund's use of leverage, as described herein, will tend to increase common stock interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund's exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund's NAV. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.

Although the Federal Reserve has raised the federal funds rate, there is no guarantee that such increases will be effective at lowering inflation. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund's investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

Similarly, the yield spreads of the MBS and ABS in which the Fund invests, or yield differentials between the Fund's securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund's assets to underperform Treasury or Agency securities. The amount of public information available about MBS and ABS in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a

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stock or corporate bond fund. Additionally, the secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

Variable and Floating Rate Securities Risk. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates be adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate that changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Corporate Bonds Risk. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk. Credit risk is the risk that one or more bonds in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer's or pool's capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.

Bank Loan Risk. Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

The Fund that invests in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded

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securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Adviser believes to be a fair price for such security. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's NAV than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund's investments by reference to market conditions and contractual provisions. Senior loans may not be securities and therefore an investor in senior loans may not receive the protection of the federal securities laws.

The Fund may invest in, or obtain exposure to, obligations that may be "covenant-lite," which means such obligations lack, or possess fewer, financial covenants that protect lenders. Covenant-lite agreements feature incurrence covenants, as opposed to the more restrictive maintenance covenants. Under a maintenance covenant, the borrower would need to meet regular, specific financial tests, while under an incurrence covenant, the borrower only would be required to comply with the financial tests at the time it takes certain actions (e.g., issuing additional debt, paying a dividend, making an acquisition). A covenant-lite obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objectives. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund's common stock. In addition, the Fund may also leverage its common stock through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the stockholders.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by the Fund will be senior to the rights of the holders of common stock with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of common stockholders. The holders of preferred stock, on the one hand, and the holders of the common stock, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common stockholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common stockholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the common stockholders will bear) all costs and expenses relating to the Fund's use of leverage, which will result in the reduction of the NAV of the common stock.

The Fund's leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund's total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), which may create an incentive for the Adviser to leverage the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that

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may affect the Fund's ability to pay dividends and distributions on common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Common Stock Risk. Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

•  Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•  Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•  Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

•  Limited Voting Rights. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

•  Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage. In addition, local, regional or global events such as war, including Russia's invasion of Ukraine, the Hamas terrorist attacks, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund's business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund's business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of

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dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced, and could continue to experience, particularly large losses as a result of new variants of COVID-19.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Foreign Securities Risk. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.

In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Emerging Markets Risk. The Fund may invest in securities of companies in an "emerging market." An "emerging market" country is any country that is considered to be an emerging or developing country by the World Bank. Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the

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risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund's repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.

Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

REIT Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. In addition, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a stockholder in a REIT, the Fund, and indirectly the Fund's stockholders, would bear its ratable share of the REIT's expenses and would, at the same time, continue to pay its own fees and expenses.

Derivatives Risk. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other Derivatives Transactions (as defined below) involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is

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inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Liquidity Risk. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by "daily price fluctuation limits" established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

Short Sales Risk. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities.

The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. The Fund may make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

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The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with the Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the Rule. See "—Derivatives Transactions Subject to Rule 18f-4 Under the 1940 Act" below.

Securities Lending Risk. The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund's performance. In addition, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future.

The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

The Fund's Custodian will have custody of securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by the Fund. In an attempt to reduce the risk of

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incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which the Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, which the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.

Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and otherwise illiquid investments. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale such as Rule 144A securities. They may include private placement securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may not be listed on an exchange and may or may not have an active trading market. The Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Restricted securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund's obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale.

Corporate Loans Risk. In furtherance of its primary investment objective and subject to its investment policies and limitations, the Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions ("Corporate Loans"). As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody's and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of the Adviser. As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities. There are, however, some significant differences between Corporate Loans and lower grade securities. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower-grade securities in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist,

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however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day to day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically every 30 days but generally not more than one year. Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower-grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns.

U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

Risks Associated With Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each stockholder should take into account the Fund's investment objective, as well as the stockholder's other investments, when considering an investment in the Fund.

Management Risk. The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Potential Conflicts of Interest Risk. The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits. The Adviser has informed the Fund's Board that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. The Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Adviser and its affiliates in a fair and equitable manner.

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Anti-Takeover Provisions Risk. The Fund's charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's Board into three classes, with each class of directors serving until the third annual meeting following their election and until their successors are duly elected and qualified, and authorizes the Board to cause the Fund to issue additional shares of stock. The Board of the Fund also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly classified or reclassified shares, in each such instance without stockholder approval. The Board may, without any action by the stockholders, amend the charter of the Fund, from time to time, to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has the authority to issue.

These provisions could have the effect of depriving common stockholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.

Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Valuation Risk. The Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, The Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Risks Associated With Status as a Regulated Investment Company. The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Exchange-Traded Product Risk. The Fund may invest in exchange-traded products (including exchange-traded funds structured as investment companies (ETFs) and exchange-traded commodity pools) that are bought and sold on a national securities exchange. When the Fund invests in an ETP, it will bear additional expenses based on its pro rata share of the ETP's operating expenses, including the potential duplication of management fees. The risk of owning an ETP generally reflects the risks of owning the underlying investments it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number

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of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETP could result in an ETP being more volatile than the underlying portfolio of securities it holds. In addition, because of ETP expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP. The Fund also will incur brokerage costs when it purchases ETFs.

Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to stockholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs.

MLP Risk. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund will incur a current tax liability on its allocable share of an MLP's income and gains that is not offset by the MLP's tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP's income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

Because of the Fund's investments in equity securities of MLPs, the Fund's earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund's distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

Return of Capital Risk. The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a stockholder's basis in the Fund's shares and reduces the stockholder's basis to that extent.

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Distributions made in excess of a stockholder's basis in the Fund's shares could be treated as capital gain from the sale of Fund shares to such stockholder. Such capital gain may be long term depending on each stockholders holding period in its shares of the Fund.

Stapled Securities Risk. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Investment Grade Securities Risk. Investment grade corporate securities are securities rated BBB- or above by Standard and Poor's Corporation or Fitch IBCA or Baa3 or above by Moody's Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality. Investment grade corporate securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

Short-Term Debt Obligations Risk. The Fund may invest in certain bank obligations including certificates of deposit, bankers' acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years. Bankers' acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits.

Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. The Fund also may hold funds on deposit with its custodian for temporary purposes.

Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

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Income and Distribution Risk. The income that stockholders receive from the Fund is expected to be based in part on income from short-term gains that the Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of the Fund's holdings decrease, stockholders' income from that Fund could decline. In selecting equity income securities in which the Fund will invest, the Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but are elected and declared at the discretion of the issuer's board of directors and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion. There can be no assurance that monthly distributions paid by the Fund to the stockholders will be maintained at initial levels or increase over time.

Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Gold and Other Precious Metals Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund's Custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Temporary Defensive Strategies Risk. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some

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cases subject to applicable law. See "Investment Restrictions" in this Annual Report. To the extent that the Fund invests defensively, it may not achieve its investment objective.

ADDITIONAL RISK FACTORS

Derivatives Transactions Subject to Rule 18f-4 Under the 1940 Act. Rule 18f-4 under the 1940 Act governs the Fund's use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any "senior security" representing indebtedness (unless the fund maintains 300% "asset coverage") or any senior security representing stock (unless the fund maintains 200% "asset coverage"). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, "Derivatives Transactions" include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk ("VaR")-based leverage limits (VaR is an estimate of an instrument's or portfolio's potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception").

The Fund intends to limit its engagement in Derivatives Transactions such that it will qualify for the Limited Derivatives User Exception for purposes of Rule 18f-4. As a result, the Fund will be subject to substantially fewer substantive regulatory requirements under Rule 18f-4 than would be the case if it did not so qualify. However, there is no guarantee that the Fund will meet or continue to meet such qualifications, and, as a result, there is a risk that the Fund may become subject to more onerous requirements under Rule 18f-4 than currently intended.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which were subject to oversight by the CFTC) and security-based swaps (which were subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

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Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, "Covered Swaps"). The Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund's clearing broker in order to enter into and maintain positions in Covered Swaps. Covered Swaps generally are required to be executed through a swap execution facility, which can involve additional transaction fees.

Additionally, under the Dodd-Frank Act, with respect to uncleared swaps (both uncleared swaps and uncleared security-based swaps entered into with banks), swap dealers are required to collect from the Fund both initial and variation margin (comprised of specified liquid instruments and subject to a required haircut). Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. As capital and margin requirements for swap dealers and capital and margin requirements for security-based swaps are implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to such new regulations.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in "qualified financial contracts," including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Tracking Risk. The value of the derivatives that the Fund may use to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements, that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument is generally greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument is generally less than, the risk associated with an exchange traded instrument. In addition, greater disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

Options. A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade, short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a

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segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Options on Securities Indices. Options on securities indices are similar to options on shares except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund

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diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described elsewhere in this Annual Report. Currency options may be subject to position limits that may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon, with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including, but not limited to, U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price, at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

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An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, and losses from investing in futures transactions that are potentially unlimited.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against

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any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy non-U.S. denominated securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Fund, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund's profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio

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securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Special Risk Considerations Relating to Futures and Options Thereon. The ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

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Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

Exclusion from Definition of Commodity Pool Operator. Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act ("CEA"), the Adviser has filed a notice of exemption from registration as a "commodity pool operator" with respect to the Fund. The Adviser is therefore not subject to registration or regulation as a commodity pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund's performance.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Swap Agreements and Options on Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

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The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by the Fund calculate the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to that Fund).

A swap agreement may be considered a form of leverage, and could magnify the Fund's gains or losses. Whether the Fund's use of swap agreements or swap options will be successful will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Fund's ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Credit Default Swaps. Credit default swap agreements that the Fund may use may have as reference obligations one or more securities that are not currently held by that Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the

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full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Risks Associated with Position Limits Applicable to Derivatives. The Fund's investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser's accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

Risks Related to the Fund's Clearing Broker and Central Clearing Counterparty. The CEA requires swaps and futures clearing brokers registered as "futures commission merchants" to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers' proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options contracts, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund's clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Event-Linked Bonds. The Fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal

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and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard & Poor's or the equivalent rating for another NRSROs. However, there are event-linked bonds rated higher or lower than "BB."

The Fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-Linked Swaps. The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer' capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. A convertible security entitles the

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holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Exchange-Traded Products. The Fund may invest in ETPs (including exchange-traded funds structured as investment companies (ETFs) and exchange-traded commodity pools) whose shares are listed on a national securities exchange. While the risks of owning shares of an ETP generally reflect the risks of owning the underlying investments of the ETP, lack of liquidity in the ETP can result in its value being more volatile than its underlying portfolio investments. An ETP can trade at prices higher or lower than the value of its underlying assets. In addition, an active trading market for shares of an ETP may not develop or be maintained and trading in the ETP may be halted by the exchange on which it trades.

An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies, the Fund's investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company. To the extent the Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund invests will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their net asset value ("NAV") per share. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from an ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will be unable to purchase and redeem its ETF shares directly from the ETF.

Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject an ETP to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Equity Securities and Related Investments.

•  Investments in Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

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•  Preferred Securities Risk. The Fund may invest in preferred shares. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

  Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

  The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Stockholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Warrants and Rights. The Fund may invest in warrants, rights and stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's stockholders as a dividend, that entitle the holder to purchase a specific number of common shares on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common shares at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current stockholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Borrowing. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Loans of Portfolio Securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the

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Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities if the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business days' notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Adviser and the Board will each oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, in rare circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the FDIC. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

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U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to stockholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short-term rates decrease. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters are typically created by depositing an income-producing instrument in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Debt Obligations of Non-U.S. Governments. The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party

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commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars, but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of Deposit. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year, but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer

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of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Annual Report for commercial paper obligations.

Limited Partnerships. The Fund may obtain interests in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through and up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

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MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund will generally purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP. The following describes various categories of MLP interests that exist.

•  MLP Equity Securities. Equity securities issued by MLPs currently consist of general partner or managing member interests, common units, subordinated units and preferred units as described more fully below.

•  MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common, preferred and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

•  MLP Common Units. MLP common units are typically listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ Stock Market (the "NASDAQ"). The Fund will purchase MLP common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have limited control and voting rights and such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units after any distributions have been paid to preferred unit holders but before any distributions paid to subordinate holders exceed specified threshold levels above the MQD. In the event of a liquidation,

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common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

•  MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

•  MLP Preferred Units. MLP preferred units may be traded on an exchange or unlisted, in which case the Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. In most cases, holders of preferred units are entitled to receive distributions before distributions are made to common unitholders that are either equal to the MQD, or set at a fixed rate that is above the MLP's current distribution. Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

•  Other MLP Equity Securities. The Fund may invest in equity securities, including I-Shares, issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase MLP equity securities through open market transactions, but may also do so through direct placements.

•  I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE and NASDAQ.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so-called "greenfield projects." External growth is achieved by making accretive acquisitions. MLPs also may achieve external growth due to higher commodity prices.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (the "FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC

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also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "Superfund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs are subject to numerous business-related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP's market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Zero Coupon and Payment In-Kind Securities. The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in-kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to stockholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Securities. The Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks that are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund's investments in those countries. Governments in certain foreign countries continue to participate to

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a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. The Fund's net currency positions may expose it to risks independent of its securities positions.

The Fund may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by that Fund's custodian (each a "Foreign Custodian"). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund's ability to recover its assets if a Foreign Custodian enters bankruptcy.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund's assets are not invested and no return is earned on such assets. The inability of the Fund to make intended security

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purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Emerging Markets Securities. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to

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accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a stockholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the stockholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of stockholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund's assets. The Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former "Eastern bloc" countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments.

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Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Structured Notes. The Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser's analysis of the issuer's creditworthiness

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and financial prospects, and of the Adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Inflation-Linked Fixed-Income Securities. The Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

The Fund's investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the liquidation of assets (including when not advantageous to do so) to satisfy the Fund's distribution obligations as a regulated investment company.

Subordinated Securities. The Fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Floating Rate Loans. The Fund may invest in floating rate securities. A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

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The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate is a reference rate that is intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. There has been a recent transition to other reference rates, including the Secured Overnight Financing Rate ("SOFR").

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans. It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund's return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests. Participation interests are interests issued by a lender or other financial institution that represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Guaranteed Mortgage Pass-Through Securities. The guaranteed mortgage pass-through securities in which the Fund will invest include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, and FHLMC guarantee timely distributions of interest and principal to certificate holders.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees the timely payment of the principal of and interest on certificates that are based on and backed by certain pools of mortgage loans. The full faith and credit of the U.S. Government

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is pledged to payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount. Ginnie Mae Certificates represent a pro rata interest in pools of mortgage loans. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency).

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government. Freddie Mac Certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Securities Risk. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while

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the other class will receive most of the interest and the remaining principal. The holder of the PO security receives the principal payments made by the underlying mortgage-backed security, while the holder of the IO security receives interest payments from the same underlying security. The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued SMBS, will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other than MBS, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other Risk Factors Associated with Mortgage-Backed Securities. Investing in MBS involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, MBS, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Investment Grade Corporate Securities. Investment Grade Corporate Securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. The Fund may also hold common stock issued by corporations, if such stock was received as a result of exercising a convertible security. The Fund, at the discretion of the Adviser, may purchase investment grade corporate securities, which are securities rated BBB- or above by Standard & Poor's Corporation or Fitch IBCA or Baa3 or above by Moody's Investors Service, Inc., or, if non-rated, are determined by the Adviser to be of comparable credit quality.

Hybrid Instruments. A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

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Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Real Estate Investment Trusts. The Fund may invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to stockholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by that Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization shares included in Standard & Poor's 500 Stock Index (the "S&P 500").

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Debt Securities Issued by Real Estate Investment Trusts. The Fund may invest in debt securities, convertible securities and preferred stock issued by real estate investment trusts ("REIT Debt Securities"). The Fund may also hold common stock issued by REITs, if such stock was received as a result of exercising a convertible security. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Code. Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection. Further, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Code and failing to maintain their exemptions from the 1940 Act. Additionally, real estate related unsecured debt generally contains covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level.

Environmental Risk. Assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.

Exchange-Traded Notes. The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service ("IRS") will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

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Additional Fund Information (Unaudited) (continued)

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Illiquid Securities and Rule 144A Securities. The Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Restricted or illiquid securities have the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Fund to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in the Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant.

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BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

Special Risks Related to Cyber Security. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund's digital information systems (e.g., through "hacking" or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund's third-party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund's investment to lose value. Cyber security failures or breaches may result in financial losses to the Fund and its stockholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV, process stockholder transactions or otherwise transact business with stockholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance costs and cyber security risk management costs; and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its stockholders could be negatively impacted as a result.

Investments in Different Parts of the Capital Structure. The Fund may make investments in an issuer where other funds advised by Oaktree (a sub-adviser for the Fund) or one of its affiliates (each an "Other Fund" and collectively, the "Other Funds") hold an investment in a different class of debt or equity. In such circumstances, Oaktree may have conflicting interests between its duties to the Fund and to such Other Fund. Generally, the Fund will make investments that potentially conflict with the interests of Other Funds only when, at the time of investment by the Fund, Oaktree determines that (a) such investment is in the best interests of the Fund and (b)(i) the possibility of actual conflict between the Fund and the Other Fund is remote, (ii) either the potential investment by the Fund or the investment of such Other Fund is not large enough to control any actions taken by the collective holders of securities of such issuer or (iii) in light of the particular circumstances, Oaktree determines that such investment is appropriate for the Fund, notwithstanding the potential for conflict. In those circumstances where the Fund and an Other Fund hold investments in different parts of the capital structure, to the fullest extent permitted by applicable law, steps may be taken to reduce the potential for conflict between the Fund and the Other Fund, including causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as: (A) remaining passive in a restructuring, foreclosure, refinancing or similar situations (including electing not to vote or voting pro rata with other security holders), (B) investing in the same or similar classes of securities as the Other Fund in order to align their interests, (C) divesting investments, or (D) otherwise taking an action designed to reduce adversity. Any such step could have the effect of benefiting an Other Fund (or Oaktree or one of its affiliates) and therefore may not have been in the best interests of, and may have been adverse to, the Fund. A similar standard generally will apply if any Other Fund makes an investment in an issuer in which the Fund holds an investment in a different part of the same issuer's capital structure. The negative effects described above may be more pronounced in connection with transactions in, or the Fund's use of, small capitalization, emerging market, distressed or less liquid strategies. If the Adviser concludes that the conflict set forth above cannot be eliminated, the Adviser will assume all authority and discretion over the investment from Oaktree.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

Investments Where Other Funds Hold Related Investments. From time to time, Other Funds or accounts managed by Oaktree may hold existing real estate related investments and may in the future make additional investments in the same real estate related assets. Subject to applicable rules, regulation and SEC guidance, the Fund may make investments either in those same assets or in related assets. In addition, the Adviser anticipates that the Fund may make investments in entities or assets in which an Other Fund holds an investment in a different part of the capital structure of the same issuer (see "Investments in Different Parts of the Capital Structure" risk factor). For example, Other Funds have made investments in, and are expected to continue to invest in, various tranches of CMBS securitizations. The Fund may invest in different tranches of those same CMBS securitizations, purchase loans that are part of the pool of loans relating to a CMBS securitization in which an Other Fund holds an investment, or engage in transactions relating to the real estate assets that secure the pooled loans or with the entities that are the borrowers under those loans.

In the foregoing circumstances, Oaktree could have conflicting loyalties between its duties to the Fund and such Other Fund. For example, Oaktree could have an incentive to cause the Fund to pay a higher purchase price (whether in an auction, the exercise of a fair value purchase option or otherwise) for a loan or related property that is collateral for a CMBS security held by an Other Fund. If the Fund controls or acts as the operating advisor to a special servicer with respect to a loan in a CMBS securitization in which an Other Fund holds CMBS in a different tranche of the securitization, Oaktree similarly could have conflicting loyalties in directing the actions of the special servicer with respect to the loan if the interests of the Fund and the Other Fund diverge. Likewise, if an Other Fund controls or acts as the operating advisor to a special servicer with respect to a loan in a CMBS securitization in which the Fund holds CMBS in a different tranche of the securitization, the Other Fund may direct the special servicer to take certain actions with respect to the loan that may not be in the best interests of the Fund.

It is expected that the Fund will make investments that potentially conflict with the interests of an Other Fund only as described under "Investments in Different Parts of the Capital Structure" risk factor.

Affiliated Transactions Restrictions. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Private Investment Risk. The Fund may invest in unregistered or restricted securities, including private investment in public equities ("PIPE"). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Adviser may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Adviser's ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company's common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC's preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the Securities Act, the

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Additional Fund Information (Unaudited) (continued)

securities are "restricted" and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund's interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk. There is typically not a readily available market value for the Fund's private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis, and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund's investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund's other investments. The Fund's net asset value could be adversely affected if the Fund's determinations regarding the fair value of the Fund's investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Risks Associated with Long Term Objective—Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each stockholder should take into account the Fund's investment objective as well as the stockholder's other investments when considering an investment in that Fund.

Government Intervention in Financial Markets. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund's expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remains highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund's operating environments and therefore their investment performance.

In addition, the tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Act") made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to "sunset" provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act are subject to developing guidance and their full effect may be highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund's shares and their indirect effect on the value of the Fund's assets, the Fund's shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund, or the Fund's shareholders.

Certain of the Fund's investments may provide exposure to coupon rates that are based on the London Interbank Offered Rate ("LIBOR"), SOFR, the Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is a strictly overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

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Additional Fund Information (Unaudited) (continued)

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on their overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

Risks Relating to Russia's Invasion of Ukraine. Russia's military invasion of Ukraine, which began in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may have unpredictable effects on financial and capital markets globally.

The extent and duration of Russia's military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth. These and any related events could significantly impact the Fund's performance and the value of an investment in the Fund, even beyond any exposure the Fund may have to Russian issuers or issuers in other countries directly affected by the invasion.

Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund interacts on a daily basis.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

Asset Allocation Risk. The Fund is subject to the risk that the Adviser's selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.

Construction and Development Risk. Investments in new or development stage infrastructure projects, likely retain some risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, delays in procuring sites, strikes, disputes, environmental issues, force majeure,

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

or failure by one or more of the infrastructure investment participants to perform in a timely manner their contractual, financial or other commitments. These delays in the projected completion of a project could result in delays in the commencement of cash flow and an increase in the capital needed to complete construction, which may have a material adverse effect on the Fund's financial performance.

MANAGEMENT OF THE FUND

General

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including, but not limited to, agreements with the Adviser, the Fund's Custodian, the Fund's Administrator and the Fund's Transfer Agent. The day-to-day operations of the Fund are delegated to the Adviser, subject to the supervision of the Board.

The Adviser

Brookfield Public Securities Group LLC (the "Adviser" or "PSG"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of $900 billion as of December 31, 2023. In addition to Brookfield Investment Funds (the "Trust"), the Adviser's clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser also provides advisory services to several other registered investment companies. As of December 31, 2023 the Adviser and its affiliates had approximately $22 billion in assets under management. The Adviser's principal offices are located at 225 Liberty Street, New York, New York 10281.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily total Managed Assets. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average daily values placed on the Managed Assets of the Fund as determined at the close of business on each day throughout the month.

A discussion regarding the basis of the Board's approval of the Sub-Advisory Agreement (as defined below) with the Sub-Adviser (as defined below) is available in the proxy statement on Schedule 14A, dated April 20, 2023.

The Investment Advisory and Sub-Advisory Agreements

Pursuant to the Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. Pursuant to the Investment Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and stockholders of the Fund.

For services rendered by the Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly, equal on an annual basis to 1.00% of the Fund's average daily total Managed Assets. The fee paid by the Fund may be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

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Additional Fund Information (Unaudited) (continued)

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

In accordance with the terms of the Investment Advisory Agreement, the Investment Advisory Agreement will continue in effect for successive annual periods so long as such continuance is specifically approved at least annually: (i) by the Fund's Board or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Adviser has also entered into a sub-advisory agreement with Oaktree Fund Advisors, LLC (the "Sub-Adviser"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser is an affiliate of Oaktree Capital Management, L.P. ("OCM"), a leading global investment management firm headquartered in Los Angeles, California focused on less efficient markets and alternative investments, and is a subsidiary of Oaktree Capital Group, LLC ("OCG," together with OCM and the Sub-Adviser, "Oaktree"). Oaktree was formed in April 1995 and is a leading global investment management firm headquartered in Los Angeles, California, with more than 1,260 employees throughout offices in 25 cities worldwide. As of December 31, 2023, OCM had approximately $189 billion in assets under management. Oaktree's senior executives and investment professionals have focused on less efficient markets and alternative investments for the past 38 years. Oaktree emphasizes an opportunistic, value-oriented approach to investments in distressed debt, corporate debt (including mezzanine finance, direct lending, high yield debt and senior loans), control investing, convertible securities, real estate, listed equities and multi-strategy solutions.

Oaktree's competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy—the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing—is complemented by a set of core business principles that articulate Oaktree's commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of our philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree's clients are 65 of the 100 largest U.S. pension plans, more than 550 corporations around the world, 39 of the 50-state retirement plans in the United States, over 300 endowments and foundations globally, and 18 sovereign wealth funds.

Oaktree's expertise in investing across the capital structure has allowed Oaktree to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of Oaktree's strategies has been achieved primarily through "step-outs" into highly related fields, based on identifying markets that (a) Oaktree believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm's philosophy focused on risk control.

In 2019, the Adviser acquired a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another's strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of December 31, 2023, the Sub-Adviser had approximately $9.5 billion under management.

Oaktree's primary firm-wide goal is to achieve attractive returns while bearing less than commensurate risk. Oaktree believes that it can achieve this goal by taking advantage of market inefficiencies in which financial markets and their participants fail to accurately value assets or fail to make available to companies the capital that they reasonably require.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS INCOME FUND INC.

Additional Fund Information (Unaudited) (continued)

Advisory Fees Earned by the Adviser

For the Fiscal Year Ended:

December 31, 2023	$10,595,836
December 31, 2022	$13,037,324
December 31, 2021	$13,183,989

See "Management of the Fund" in the Fund's Proxy Statement on Schedule 14A for further information about the Fund's investment advisory arrangements.

Portfolio Management

Adviser

Larry Antonatos—Managing Director and Portfolio Manager. Mr. Antonatos has 33 years of industry experience and is a Portfolio Manager for PSG's Real Asset Solutions team. In this role, he oversees the portfolio construction process, including execution of asset allocation. Larry joined Brookfield in 2011 as Product Manager for the firm's equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Chris Janus—Director and Portfolio Manager. Chris Janus has 16 years of industry experience and is a Director on Brookfield's Corporate Credit team. He is responsible for covering Real Estate via corporate bonds, bank loans and CMBS (Commercial Mortgage-Backed Securities). Previously, he was a Director on Brookfield's Structured Products team focused on CMBS, CRE CLOs (Commercial Real Estate Collateralized Loan Obligations) and direct lending. Prior to joining the firm in 2009, Chris began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Chris earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Gaal Surugeon, CFA—Director and Portfolio Manager. Gaal Surugeon has 14 years of industry experience and is a Director for Brookfield's Real Asset Solutions team. He is responsible for portfolio construction and asset allocation for the firm's diversified real asset portfolios. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm's multi-asset portfolios and director of asset allocation and research. Prior to that, he was an Associate Economist at Decision Economics, Inc. Gaal holds the Chartered Financial Analyst® designation and is a member of the CFA Society Chicago. He earned a Bachelor of Arts in Economics from the University of Michigan—Ann Arbor.

Mr. Larry Antonatos, the lead portfolio manager of the Fund, and Messrs. Christopher Janus and Gaal Surugeon are jointly and primarily responsible for the day-to-day management of the Fund, including the authority to adjust the strategic allocation of assets between corporate credit, securitized credit and equity securities. In managing the corporate credit, securitized credit and equity investment sleeves of the Fund, Messrs. Antonatos, Janus and Surugeon leverage the expertise of their colleagues on PSG's investment teams. PSG also leverages the expertise of Oaktree to manage a portion of the Fund's securitized credit allocation, with a focus on its investments in commercial mortgage-backed securities ("CMBS") and related assets. As investment adviser, PSG determines, and has oversight responsibility for, the Fund's securitized credit allocations managed by Oaktree. See "Portfolio Management"—'Oaktree' for information about the Portfolio Managers at Oaktree.

Oaktree

Justin Guichard—Managing Director and Portfolio Manager. Justin Guichard joined Oaktree in 2007. He is a managing director and co-portfolio manager for Oaktree's Real Estate Debt and Structured Credit strategies. In addition to his strategy management responsibilities, Mr. Guichard is responsible for investing capital for Oaktree's

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Additional Fund Information (Unaudited) (continued)

Real Estate Debt, Real Estate Income, Real Estate Opportunities, Structured Credit and Global Credit strategies. Prior to Oaktree, he worked for Barrow Street Capital, which he joined in 2005. Mr. Guichard began his career in Merrill Lynch & Co.'s Real Estate Investment Banking group. He received a B.A. degree from University of California, Los Angeles, where he was an Alumni Scholar, and an M.B.A. from MIT's Sloan School of Management.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.

Administrator

Pursuant to an administration agreement (the "Administration Agreement"), the Adviser provides administrative services reasonably necessary for the Fund's operations, other than those services that the Adviser provides to the Fund pursuant to the Investment Advisory Agreement. For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average weekly Managed Assets, payable monthly.

Administration Fees Earned by the Adviser

For the Fiscal Year Ended:

December 31, 2023	$1,589,376
December 31, 2022	$1,955,600
December 31, 2021	$1,977,599

Sub-Administrator and Fund Accountant

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), U.S. Bancorp Fund Services, LLC ("USBFS" or the "Sub-Administrator"), located at 1201 South Alma School Road, Suite 3000 Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to a fund accounting servicing agreement (the "Fund Accounting Servicing Agreement"), USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the fund accountant for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.

Pursuant to the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Fund, an annual fee based upon the manage net assets in the Adviser's family of investment companies (the "Fund Complex")* of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Fund Complex of $534,000. USBFS also is entitled to certain out-of-pocket expenses. For the fiscal years ended December 31, 2021, 2022 and 2023, the Adviser paid USBFS $299,465, $257,979, and $344,863, respectively.

* The Fund Complex is comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc. and Oaktree Diversified Income Fund Inc.

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Additional Fund Information (Unaudited) (continued)

Custodian

Pursuant to a Custody Agreement between the Fund and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the "Custodian"), the Custodian serves as the custodian of the Fund's assets, holds the Fund's portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Sub-Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Sub-Administrator, Fund Accountant and Custodian are affiliated entities under the common control of U.S. Bancorp.

Transfer Agent and Dividend Disbursing Agent

Equiniti Trust Company, LLC, located at 90 Park Avenue, New York, New York 10016, serves as the Fund's transfer agent, registrar and dividend disbursing agent with respect to the common shares of the Fund.

Payment of Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and compensation payable to the Sub-Administrator, pursuant to the Administration Agreement, as well as the fees of all Directors of the Fund who are officers or employees of the Adviser or its affiliates.

In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, organizational expenses, expenses for legal and the Fund's independent registered public accounting firm's services, stock exchange listing fees, costs of printing proxies, stockholder reports, charges of the Fund's Custodian, charges of the Fund's fund accountant, charges of the transfer agent and dividend disbursing agent, SEC fees, expenses of directors' and stockholders' meetings, fees and expenses of Directors who are not officers or employees of the Adviser or its affiliates, accounting and printing costs, the Fund's pro rata portion of the Chief Compliance Officer's compensation (if approved by the Board), fidelity bond coverage for the Fund's officers and employees, Directors and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectus, the SAI, and this Annual Report. Investment restrictions numbered 1 through 6 below have been adopted by the Fund as fundamental policies.

1)  Diversification. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

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Additional Fund Information (Unaudited) (continued)

2)  Concentration. Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry. For purposes of this limitation, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities will not be considered members of any industry. The Fund will also invest in a variety of industries related to real assets, including among others, infrastructure and natural resources, as defined in the Prospectus.

3)  Commodities and Real Estate. The Fund may not purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments. The Fund may not purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

4)  Senior Securities and Borrowings. The Fund may not issue senior securities to the extent such issuance would violate the 1940 Act. The Fund may not borrow money, except as permitted by the 1940 Act.

5)  Lending. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

6)  Underwriting. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

The following interpretation applies to, but is not a part of, the fundamental limitation with respect to diversification: Asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to the fundamental policies relating to borrowing money set forth under "Senior Securities and Borrowing" above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. The Fund's total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as "leveraging." Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. The policies under "Senior Securities and Borrowing" above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policies set forth under "Underwriting" above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund's underwriting commitments, when added to the value of the Fund's investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The Fund engaging in transactions

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Additional Fund Information (Unaudited) (continued)

involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy under "Underwriting" above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policies under "Lending" above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending their securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and preferred shares issued by the Fund would be considered senior securities under the 1940 Act. The Fund may only enter into transactions involving indebtedness if the asset coverage (as defined in the 1940 Act) would be at least 300% of the indebtedness. The Fund may only issue preferred shares if the asset coverage (as defined in the 1940 Act) would be at least 200% after such issuance.

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide stockholders at least 60 days' prior written notice before changing this non-fundamental policy.

In addition, the Fund's policy of investing at least 25% of its assets in normal circumstances in the real estate industry is a fundamental policy. When determining compliance with its own concentration policy, to the extent that the Fund may invest in any affiliated and/or unaffiliated investment companies, the Fund will consider the investments of such underlying investment companies to the extent practicable.

Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board without stockholder approval.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its stockholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may result in taxable gains being passed to stockholders sooner than would otherwise be the case. For the fiscal years ending December 31, 2022 and 2023, the portfolio turnover rates were 43% and 35%, respectively.

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Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Interested Director Class I Director to serve until 2026 Annual Meeting of Shareholders:
David W. Levi* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served since 2017	Chief Executive Officer of PSG (2019-Present); Head of Brookfield Oaktree Wealth Solutions (2021-Present); President of the PSG (2016-2019); Managing Partner of Brookfield (2015-Present). Director/Trustee of several investment companies advised by PSG (2017-Present).	9
Independent Director Class I Director to serve until 2026 Annual Meeting of Shareholders:
Betty Whelchel c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1956	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since January 1, 2024	US Head of Public Policy: Regulatory Affairs of BNP Paribas (2016-2019). Director/Trustee of several investment companies advised by the Adviser (2024-Present); Trustee of Curtis Institute (2005-2023).	9
Independent Directors Class II Director to serve until 2024 Annual Meeting of Shareholders:
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2016	CFO of My Flex, Inc., an EQBR company (2022-2023). Director/Trustee of several investment companies advised by PSG (2013-Present); Board Director of Gesher USA (2015-Present); Member of the Honorary Board of University Settlement House (2014-Present).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Director, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020[2]	Retired. Director/Trustee of several investment companies advised by PSG (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2013-2019); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021-Present).	9

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Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Independent Directors Class III Directors to serve until 2025 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Retired Director/Trustee of several investment companies advised by PSG (2011-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2016	Managing Partner of Federal City Capital Advisors (1997-2021). Director/Trustee of several investment companies advised by PSG (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-June 2023); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	9

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Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) of the Adviser; Managing Partner of Brookfield (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (November 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017	CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the 1940 Act because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc. and Oaktree Diversified Income Fund Inc.

The Fund's Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.

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BROOKFIELD REAL ASSETS INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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BROOKFIELD REAL ASSETS INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Sub-Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

1-800-937-5449

Directors of the Fund

Edward A. Kuczmarski  Chair of Board of Directors

William H. Wright II  Chair of Audit Committee

Heather S. Goldman  Chair of Nominating and Compensation Committee

Stuart A. McFarland  Director

Betty Whelchel  Director

David W. Levi  Director (Interested)

Officers of the Fund

Brian F. Hurley  President

Casey P. Tushaus  Treasurer

Craig A. Ruckman  Secretary

Adam R. Sachs  Chief Compliance Officer

Mohamed S. Rasul  Assistant Treasurer

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Filing Administrator

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II and Heather S. Goldman each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$76,440	$73,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees*	$10,700	$72,607
(d) All Other Fees	$0	$0

* Tax fees consist of fees for review of tax returns and tax distribution requirements. In addition, fees billed to the Fund in relation to tax reclaims for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $62,307, respectively.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2023 and December 31, 2022, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $10,700 and $231,607, respectively. For the fiscal years ended December 31, 2023 and December 31, 2022, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $0 and $159,000, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Stuart A. McFarland, Edward A. Kuczmarski, Heather S. Goldman and William H. Wright II. As of January 1, 2024, Betty Whelchel joined the Board of Directors as an Independent Director and is an Independent Member of the Audit Committee.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●	PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;
●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or
●	If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●	any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
●	any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and
●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

Larry Antonatos – Managing Director and Portfolio Manager

Mr. Antonatos has 33 years of industry experience and is a Portfolio Manager for PSG’s Real Asset Solutions team. In this role, he oversees the portfolio construction process, including execution of asset allocation. Larry joined Brookfield in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Gaal Surugeon, CFA – Director and Portfolio Manager

Gaal Surugeon has 14 years of industry experience and is a Director for Brookfield’s Real Asset Solutions team. He is responsible for portfolio construction and asset allocation for the firm’s diversified real asset portfolios. Prior to joining the firm in 2019, Gaal was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and director of asset allocation and research. Prior to that, he was an Associate Economist at Decision Economics, Inc. Gaal holds the Chartered Financial Analyst® designation and is a member of the CFA Society Chicago. He earned a Bachelor of Arts in Economics from the University of Michigan—Ann Arbor.

Chris Janus – Director and Portfolio Manager

Chris Janus has 16 years of industry experience and is a Director on Brookfield’s Corporate Credit team. He is responsible for covering Real Estate via corporate bonds, bank loans and CMBS (Commercial Mortgage-Backed Securities). Previously, he was a Director on Brookfield’s Structured Products team focused on CMBS, CRE CLOs (Commercial Real Estate Collateralized Loan Obligations) and direct lending. Prior to joining the firm in 2009, Chris began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Chris earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Sub-Adviser

Oaktree Capital Management L.P.

Justin Guichard – Managing Director and Portfolio Manager

Justin Guichard joined Oaktree in 2007. He is a managing director and co-portfolio manager for Oaktree’s Real Estate Debt and Structured Credit strategies. In addition to his strategy management responsibilities, Mr. Guichard is responsible for investing capital for Oaktree’s Real Estate Debt, Real Estate Income, Real Estate Opportunities, Structured Credit and Global Credit strategiesPrior to Oaktree, he worked for Barrow Street Capital, which he joined in 2005. Mr. Guichard began his career in Merrill Lynch & Co.’s Real Estate Investment Banking group. He received a B.A. degree from University of California, Los Angeles, where he was an Alumni Scholar, and an M.B.A. from MIT’s Sloan School of Management.

Management of Other Accounts

Adviser

Mr. Antonatos manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Antonatos as of December 31, 2023 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	7	4
Number of Accounts Managed with Performance-Based Fees	–	1	1
Assets Managed (assets in millions)	$976.0	$1,133.3	$347.9
Assets Managed with Performance-Based Fees (assets in millions)	$–	$64.9	$46.7

Mr. Surugeon manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Surugeon as of December 31, 2023 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	7	4
Number of Accounts Managed with Performance-Based Fees	–	1	1
Assets Managed (assets in millions)	$976.0	$1,133.3	$347.9
Assets Managed with Performance-Based Fees (assets in millions)	$–	$64.9	$46.7

Mr. Janus manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Janus as of December 31, 2023 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	–	–	9
Number of Accounts Managed with Performance-Based Fees	–	–	–
Assets Managed (assets in millions)	$–	$–	$5,627.1
Assets Managed with Performance-Based Fees (assets in millions)	$–	$–	$–

Oaktree Capital Management L.P.

Mr. Guichard manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Guichard as of December 31, 2023 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	–	5	11
Number of Accounts Managed with Performance-Based Fees	–	4	7
Assets Managed (assets in millions)	$–	$4,594.1	$2,538.6
Assets Managed with Performance-Based Fees (assets in millions)	$–	$4,369.4	$772.4

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2023.

Advisor

Dollar Range of Securities Owned
Larry Antonatos	None
Gaal Surugeon, CFA	None
Chris Janus	None

Sub-Advisor

Oaktree Capital Management L.P.

Dollar Range of Securities Owned
Justin Guichard	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. The Registrant’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, each portfolio manager manages multiple accounts. As a result, a portfolio manager will not be able to devote all of his time to management of the Fund. A portfolio manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, each portfolio manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser and its affiliates, or other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which he has investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if a portfolio manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A portfolio manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

Portfolio Manager Compensation

The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

●	A base salary;
●	An annual cash bonus;
●	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
●	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by Brookfield.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/23-01/31/23)	-	-	-	-
Month #2 (02/01/23-02/28/23)	-	-	-	-
Month #3 (03/01/23-03/31/23)	-	-	-	-
Month #4 (04/01/23-04/30/23)	-	-	-	-
Month #5 (05/01/23-05/31/23)	-	-	-	-
Month #6 (06/01/23-06/30/23)	-	-	-	-
Month #7 (07/01/23-07/31/23)	-	-	-	-
Month #8 (08/01/23-08/31/23)	-	-	-	-
Month #9 (09/01/23-09/30/23)	-	-	-	-
Month #10 (10/01/23-10/31/23)(1)	197,699	$12.1453	197,699	-
Month #11 (11/01/23-11/30/23)(2)	131,523	$12.3999	131,523	-
Month #12 (12/01/23-12/31/23)(3)	294,189	$12.6996	294,189	-
Total	623,411	-	623,411	-

(1)	During the period, 197,699 shares representing 0.4% of the Registrant’s total outstanding shares were repurchased.
(2)	During the period, 131,523 shares representing 0.2% of the Registrant’s total outstanding shares were repurchased.
(3)	During the period, 294,189 shares representing 0.5% of the Registrant’s total outstanding shares were repurchased.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-251492 on Form N-2 of our report dated February 27, 2024, relating to the financial statements and financial highlights of Brookfield Real Assets Income Fund Inc. and appearing in the Annual Report on Form N-CSR for the year ended December 31, 2023, and to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 27, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Real Assets Income Fund Inc.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 8, 2024

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	March 8, 2024